UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-10045

CALVERT IMPACT FUND, INC.
(Exact name of registrant as specified in charter)

4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Address of Principal Executive Offices)

William M. Tartikoff, Esq.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (301) 951-4800

Date of fiscal year end: September 30

Date of reporting period: Twelve months ended September 30, 2005

Item 1. Report to Stockholders.


Calvert
Investments that make a difference

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September 30, 2005
Annual Report
Calvert Large Cap
Growth Fund

Calvert
Investments that make a difference

An Ameritas Acacia Company

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Table of Contents

President's Letter
1

Social Update
4

Portfolio Management Discussion
6

Shareholder Expense Example
10

Report of Independent Registered Public Accounting Firm
12

Statement of Net Assets
13

Statement of Operations
18

Statements of Changes in Net Assets
19

Notes to Financial Statements
20

Financial Highlights
25

Explanation of Financial Tables
29

Proxy Voting and Availability of Quarterly Portfolio Holdings
31

Director and Officer Information Table
32

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Dear Shareholders:

The ongoing challenges to our markets and economy from steeply escalating energy prices, the ongoing war in Iraq and rising interest rates were exacerbated in the most recent quarter by the devastating effects of Katrina, Rita and Wilma. On a humanitarian level, Calvert joined the many corporations, and individual citizens, who responded quickly with financial assistance. Further, we crafted principles in support of a sustainable rebuilding philosophy in the Gulf region (see "Katrina Principles" on www.calvert.com.)

As investors, we worked to respond to these challenges and find opportunities to add value to the Funds we manage on your behalf. Despite the difficult environment, the economy and markets have shown strength over the past 12 months, with solid advances for small, mid-sized, and large US stocks.1 Overseas stocks showed even stronger returns, reflecting the growth potential of certain European and developing markets.2

This year we've pursued a number of important initiatives: adding to our family of funds; advancing our compliance and regulatory oversight; and expanding our public commitment in areas such as board diversity and the empowerment of women in business through our year-old Calvert Women's Principles. In addition, for the first time we underwrote a four-part series for public television, "The New Heroes," which highlights the work of leading social entrepreneurs--talented individuals who exemplify the "power of one" to drive positive social change in their communities. At Calvert, we remain committed to making a difference through our specialized investment management approach and our leadership on issues of importance to the communities we serve.

Additions to our Fund Family

Through market ups and downs, effective portfolio diversification3 has proven the most important factor in helping investors meet their long-term financial goals. That's why we at Calvert are committed to offering diverse investment products, and we encourage you to work with your financial advisor to develop an asset allocation strategy that's right for your situation.

Over the reporting period, we've added several new funds, in important asset class categories, to our family of funds. Calvert Small Cap Value Fund and Calvert Mid Cap Value Fund were introduced in October 2004. Channing Capital Management is sub-advisor for the funds, led by veteran value manager Eric McKissack, CFA, and his three-person investment team -- who together have more than 40 years of investment experience. Both funds pursue an intrinsic-value investment strategy that seeks temporarily out-of-favor companies with strong management teams and competitive products.

In April 2005 we launched Calvert Conservative and Moderate Allocation Funds, followed in June with Calvert Aggressive Allocation Fund. These "Funds of Funds" invest in up to 11 underlying Calvert funds, offering broad asset class diversification in one convenient investment. In developing the Funds, we teamed with Ibbotson Associates, an independent asset allocation consultant.

Our value and allocation funds feature Double Diligence,TM Calvert's two-tiered research process that evaluates companies for both financial strength and corporate responsibility.

Advancing Our Regulatory Oversight

As you may be aware, 2004 was a significant year for mutual fund industry reform, which continues in 2005. The SEC issued new regulations for mutual fund companies on many fronts, governing codes of ethics, compliance programs, and disclosure requirements.

To further strengthen our compliance operations, we've restructured our Compliance Department, adding several positions and promoting Karen Becker, a Calvert veteran of 19 years, to Chief Compliance Officer for Calvert Funds. Formerly Senior Vice President of Client Services, Karen has overall compliance responsibility for the Funds and will develop and administer Fund policies and procedures designed to prevent violation of federal securities laws.

Calvert Issues Sustainability Report

We decided to examine our own corporate practices and policies this past year, and subsequently published our first Sustainability Report using Global Reporting Initiative or GRI guidelines. The 50-page report details Calvert's economic, social, and environmental performance and is available at www.calvert.com.

A Long-Term, Disciplined Outlook

We believe our disciplined investment process--which includes an emphasis on diversified portfolios--can lead to lower risk and competitive long-term performance relative to our peers. Calvert encourages you to work with a financial professional, who can provide important insights into investment markets and personal financial planning, as well as the guidance to create and maintain a thoughtful investment strategy.

As Calvert enters its 30th anniversary year, I'd like to thank you for your continued confidence in our investment products, and we look forward to serving you in the year ahead.

Sincerely,

Barbara Krumsiek
President and CEO
Calvert Group, Ltd.
October 2005

1. For the 12 months ended September 30, 2005, larger-company stocks (S&P 500 Index) were up 12.25%; smaller-company stocks (Russell 2000(R) Index) advanced 17.95%; and mid-cap stocks (Russell Midcap(R) Index) gained 25.10%.

2. International stocks gained 22.95% in US dollars, as measured by the MSCI EAFETM Index.

3. Diversification does not protect an investor from market risks and does not assure a profit.

For more information on any Calvert fund, please contact your financial advisor or call Calvert at 800.368.2748 for a free prospectus. An investor should consider the investment objectives, risks, charges, and expenses of an investment carefully before investing. The prospectus contains this and other information. Read it carefully before you invest or send money.

Calvert mutual funds are underwritten and distributed by Calvert Distributors, Inc., member NASD, a subsidiary of Calvert Group, Ltd.

Social Update from the Calvert Social Research Department

Shareholder Activism

Calvert continues to encourage our portfolio companies to become even better corporate citizens, particularly in the area of governance, through shareholder resolutions. During this reporting period, we filed 28 shareholder resolutions, 18 of which resulted in successful discussions with the companies.

Corporate Board Diversity

For Calvert, board diversity is a major area of focus. Women -- who account for nearly half the US workforce, college graduates, and talent pool -- occupy just 14% of Fortune 1000 company board seats, while African Americans hold just 3% of those seats and Hispanics only 1%. Most of our shareholder resolutions for the reporting period were focused on corporate board diversity (of 12 resolutions, seven were withdrawn because the companies agreed to add a diverse member and/or adopt our charter language), and these efforts continue. We also sent letters to roughly 120 companies urging adoption of new charter language for their board-nominations committees requiring consideration of diverse candidates.

In addition, we filed resolutions on executive compensation, non-discrimination in sexual orientation, climate change, disclosure and reporting, and contributions to political organizations and campaigns. (For more information about these initiatives, see Shareholder Advocacy at www.calvert.com/sri_648.html.)

Community Investments

Several Calvert Funds participate in our community investing program, administered through the Calvert Social Investment Foundation. The program allocates a very small portion (1-3%) of Fund assets, at below-market rates to investments that promote social justice. During this reporting period, the program made several investments, including one in the Kentucky-based Housing Assistance Council, which supports low-income borrowers who seek financing for a home.

ESIF Transparency Guidelines

Calvert became the first US-based asset management firm to sign on to the new Transparency Guidelines promulgated by the European Social Investment Forum. The guidelines were designed for use by retail SRI funds to provide more disclosure and increased accountability to investors.

Calvert Sustainability Report

As an organization that embraces and encourages other companies to embrace corporate transparency, Calvert has examined our own corporate practices and policies. You'll find our 50-page report detailing our economic, social, and environmental performance practices at www.calvert.com/pdf/gri_sustainability.pdf.)

Calvert Principles

Calvert has developed what are being called the "Katrina Principles" -- ways to consider investment in the hurricane-ravaged Gulf Coast that respect best practices in redevelopment. (See our special report, "Learning from Katrina," at www.calvert.com/katrina.html.)

We're also pleased that the Calvert Women's Principles -- our groundbreaking, one-year-old code of corporate conduct focusing on gender equality and women's empowerment -- were formally endorsed by both Starbucks and Dell. To learn more, see the special report Calvert Women's Principles at www.calvert.com.

Portfolio Management Discussion

John Montgomery of Bridgeway Capital Management

Performance

Calvert Large Cap Growth Fund Class A shares at NAV returned 20.31% for the 12-month reporting period ended September 30, 2005, leading the benchmark S&P 500 Index (at 12.25%).

Investment Climate

The economy and market showed no signs of weakening, as momentum continued to build throughout this fiscal year. Even for the most recent quarter, ended September 30, 2005, equity investors seemed unshaken by a number of significant events, including high oil prices, one of the worst natural disasters to hit the continental US, and the seemingly endless war overseas.

Large-capitalization growth-oriented stocks have underperformed all other investment styles over the past year. The 10.66% return posted by the S&P 500 Barra Growth Index, while better than last year's 7.52% return, trails all other S&P benchmarks and style indices again this year. In fact, over the last five years, large-cap growth stocks have underperformed all other areas, with the S&P 500 Barra Growth Index returning -5.46% on an average annual basis. That return trails the best-performing style index, the S&P Mid Cap 400/Barra Value Index (14.01% for the five years ended September 30, 2005), by 19.47%.1 Bridgeway's contrarian investment view suggests the underperformance of large growth stocks is not sustainable and this actually bodes well for the performance of our market segment over the coming few years.

Portfolio Strategy

We use Calvert's Double DiligenceTM process to seek attractive potential investments in well-managed firms by examining companies both financially and in terms of corporate responsibility.

What worked

We achieved market-beating performance for this fiscal year, thanks in large part to our bottom-up (one stock at a time), quantitatively-focused stock selection process. Our ongoing goal of being fully invested in the market also played a role in our strategy and success in this environment.

Some of our best-returning stocks for the reporting period were in energy. Our top performer for energy stocks was Chesapeake Energy Corporation, listed by Forbes as one of the best US companies to work for. While several of our top-performing stocks were energy-related, Energy represents only 12% of the Fund's stocks at year end. The Fund is well diversified by sector, with significant investments in Telecommunications, Retail, and Technology (Apple Computer, up 176% for the reporting period, rode the wave of the dramatic I-Pod success).

Looking at the portfolio as a whole, our strong performers in a variety of industries were previously-cited energy firms Chesapeake Energy and EOG Resources in Oil & Gas; telecommunications firms from the Utilities sector such as America Movil SA and Western Wireless; and Tenaris, a company classified in Other Energy that specializes in supplying steel pipelines to energy companies.

What didn't work

Among our least successful stocks was Lone Star Technologies Inc., which declined 27.60% during the period we held it in the fiscal year, hammered by Wall Street after reporting much lower than expected earnings. A number of Technology-related stocks were also drags on performance. These included Network Appliance and eBay, a company that had done well for us in the prior fiscal year. Interestingly, our single best performer, Apple Computer, made up for the red ink of our 13 worst-performing stocks. Other poor performers included Lexmark International, Symantec Corp., and Harley-Davidson Inc.

Outlook

Gasoline prices, impacts of war, environmental issues, and the devastating effects of natural disasters have certainly been on investors' minds of late. Along with the potential for rising interest rates and inflation, there is continued risk of stock market decline over shorter time periods (quarters and years). However, since we believe it is impossible to predict the timing of any potential market decline, we focus on the long term and plan to hold through periods of decline. For our part, we seek to provide some cushion relative to our peers in a majority of good and bad markets.

October 2005

1. Value investing focuses on share price and seeks companies whose shares are trading below what's believed to be their actual worth. Growth investing focuses on future potential and seeks companies poised for earnings growth.

As of September 30, 2005, the following companies represented the following percentages of Fund net assets: Chesapeake Energy Corp. 1.67%, Apple Computer 2.04%, EOG Resources 2.16%, AmericaMovil SA 1.37%, Western Wireless 0%, Tenaris 1.43%, Lone Star Technologies Inc. 0%, Network Appliance 0%, eBay 0%, Lexmark International 0%, Symantec Corp. 0.33%, and Harley-Davidson Inc. 0%. All holdings are subject to change without notice.

Portfolio Statistics
September 30, 2005
Investment Performance
(total return at NAV)
	6 Months	12 Months
	ended	ended
	9/30/05	9/30/05
Class A	12.55%	20.31%
Class B	12.01%	19.17%
Class C	12.09%	19.32%
Class I	12.86%	21.04%
S&P 500 Index*	5.02%	12.25%
Lipper Multi-Cap Growth Funds Avg.*	10.07%	17.74%

Asset Allocation

Stocks	97.0%
Cash or Cash Equivalents	3.0%
Total	100%

Past performance is no guarantee of future results.

Investment performance does not reflect the deduction of any front-end or deferred sales charge.

* Source: Lipper Analytical Services, Inc.

Portfolio Statistics
September 30, 2005

% of Total
Economic Sectors	Investments
Auto & Transportation	1.6%
Consumer Discretionary	15.5%
Consumer Staples	3.7%
Financial Services	15.8%
Government Agency Obligations	3.0%
Health Care	13.2%
Integrated Oils	2.4%
Materials & Processing	0.5%
Other	0.2%
Other Energy	7.4%
Producer Durables	4.7%
Technology	27.0%
Utilities	5.0%
Total	100%

Portfolio Statistics
September 30, 2005
Average Annual Total Returns
(with max. load)

Class A Shares*
One year	14.62%
Five year	(2.66%)
Ten Year	10.74%

Class B Shares
One year	14.17%
Since inception	(1.73%)
(10/31/00)

Class C Shares
One year	18.32%
Since inception	(1.23%)
(10/31/00)

Class I Shares*
One year	21.04%
Five year	(1.13%)
Ten Year	11.61%

Ten Largest Stock Holdings
% of Net Assets
Amgen, Inc.	2.7%
EnCana Corp.	2.4%
WellPoint, Inc.	2.3%
EOG Resources, Inc.	2.2%
Hewlett-Packard Co.	2.1%
Apple Computer, Inc.	2.0%
Motorola, Inc.	2.0%
Texas Instruments, Inc.	2.0%
Gilead Sciences, Inc.	1.9%
Autodesk, Inc.	1.8%
Total	21.4%

* Pursuant to the Agreement and Plan of Reorganization, the Social Responsibility Portfolio of Bridgeway Fund, Inc. ("Bridgeway") was reorganized into the Class I Shares of the Calvert Large Cap Growth Fund, which commenced operations on 10/31/00. The performance results prior to 10/31/00 for Class A Shares and Class I Shares of the Calvert Large Cap Growth Fund reflect the performance of Bridgeway. Past performance is no guarantee of future results.

Performance Comparison

Comparison of change in value of $10,000 investment. (Source:Lipper Analytical Services, Inc.)

Average annual total returns in the Portfolio Statistics above and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's Class A maximum front-end sales charge of 4.75%. No sales charge has been applied to the index used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge.The value of an investment in Class A & Class I shares is plotted in the line graph. The value of an investment in another class of shares would be different depending on sales charges and expenses. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges; redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2005 to September 30, 2005).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Fund charges an annual low balance account fee of $15 to those shareholders whose account balance is less than $1,000. If the low balance fee applies to your account, you should subtract the fee from the ending account value in the chart below.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
	4/1/05	9/30/05	4/1/05 - 9/30/05
Class A
Actual	$1,000.00	$1,125.50	$8.32
Hypothetical	$1,000.00	$1,017.24	$7.90
(5% return per
year before expenses)
Class B
Actual	$1,000.00	$1,120.10	$13.09
Hypothetical	$1,000.00	$1,012.72	$12.43
(5% return per
year before expenses)
Class C
Actual	$1,000.00	$1,120.90	$12.55
Hypothetical	$1,000.00	$1,013.24	$11.91
(5% return per
year before expenses)
Class I
Actual	$1,000.00	$1,128.60	$5.25
Hypothetical	$1,000.00	$1,020.13	$4.99
(5% return per
year before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 1.56%, 2.46%, 2.36%, and 0.98%, for Class A, Class B, Class C and Class I respectively, multiplied by the average account value over the period, multiplied by 183/365.

Report of Independent Registered Public Accounting Firm

The Board of Directors of The Calvert Impact Fund, Inc. and Shareholders of Calvert Large Cap Growth Fund:

We have audited the accompanying statement of net assets of the Calvert Large Cap Growth Fund, a series of Calvert Impact Fund, Inc., as of September 30, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the four year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended September 30, 2001 were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on those financial highlights in their report dated November 16, 2001.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2005, by correspondence with the custodian and broker. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Large Cap Growth Fund as of September 30, 2005 and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the four year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Philadelphia, PA
November 17, 2005

Statement of Net Assets
September 30, 2005

Equity Securities - 98.3%	Shares	Value
Advertising Agencies - 0.9%
Lamar Advertising Co.*	108,000	$4,898,880

Banks - Outside New York City - 0.8%
US Bancorp	161,300	4,529,304

Biotechnology - Research & Production - 4.2%
Amgen, Inc.*	186,900	14,890,323
Genzyme Corp. - General Division*	116,900	8,374,716
		23,265,039

Communications & Media - 0.7%
Time Warner, Inc.	226,300	4,098,293

Communications Technology - 7.3%
America Movil, SA de CV (ADR)	288,000	7,580,160
Cisco Systems, Inc.*	205,000	3,675,650
Juniper Networks, Inc.*	250,133	5,950,664
Motorola, Inc.	502,700	11,104,643
NCR Corp.*	183,600	5,858,676
Scientific-Atlanta, Inc.	160,000	6,001,600
		40,171,393

Computer - Services, Software & Systems - 8.7%
Adobe Systems, Inc.	236,600	7,062,510
Affiliated Computer Services, Inc.*	112,300	6,131,580
Amdocs Ltd.*	254,500	7,057,285
Autodesk, Inc.	214,900	9,979,956
Citrix Systems, Inc.*	67,600	1,699,464
Cognizant Technology Solutions Corp.*	132,800	6,187,152
Digital River, Inc.*	91,000	3,171,350
Infosys Technologies Ltd. (ADR)	71,000	5,273,880
Symantec Corp.*	80,600	1,826,396
		48,389,573

Computer Technology - 6.4%
Apple Computer, Inc.*	210,500	11,284,905
Dell, Inc.*	212,800	7,277,760
Hewlett-Packard Co.	387,700	11,320,840
Nvidia Corp.*	160,000	5,484,800
		35,368,305

Consumer Electronics - 2.8%
Garmin Ltd.	93,100	6,314,973
Harman International Industries, Inc.	44,200	4,520,334
Yahoo!, Inc.*	133,500	4,517,640
		15,352,947

Equity Securities - Cont'd	Shares	Value
Diversified Financial Services - 1.9%
Brascan Corp.	90,200	$4,203,320
Chicago Mercantile Exchange Holdings, Inc.	18,300	6,172,590
		10,375,910

Diversified Materials & Processing - 0.5%
Armor Holdings, Inc.*	65,800	2,830,058

Diversified Production - 0.5%
Danaher Corp.	52,600	2,831,458

Drug & Grocery Store Chains - 3.6%
CVS Corp.	128,400	3,724,884
Walgreen Co.	203,100	8,824,695
Whole Foods Market, Inc.	53,300	7,166,185
		19,715,764

Drugs & Pharmaceuticals - 6.5%
Allergan, Inc.	103,600	9,491,832
Bristol-Myers Squibb Co.	303,300	7,297,398
Gilead Sciences, Inc.*	217,600	10,610,176
Johnson & Johnson	51,744	3,274,361
Teva Pharmaceutical Industries Ltd. (ADR)	160,800	5,373,936
		36,047,703

Electronics - Medical Systems - 0.2%
Medtronic, Inc.	18,900	1,013,418

Electronics - Semiconductors / Components - 4.9%
Jabil Circuit, Inc.*	197,700	6,112,884
Linear Technology Corp.	22,800	857,052
Marvell Technology Group Ltd.*	202,700	9,346,497
Texas Instruments, Inc.	325,100	11,020,890
		27,337,323

Financial Data Processing Services - 2.8%
Fiserv, Inc.*	169,200	7,761,204
Paychex, Inc.	204,200	7,571,736
		15,332,940

Financial Information Services - 1.7%
Moody's Corp.	188,900	9,649,012

Healthcare Services - 2.3%
WellPoint, Inc.*	168,300	12,760,506

Home Building - 1.8%
KB Home	57,000	4,172,400
Pulte Homes, Inc.	128,900	5,532,388
		9,704,788

Household Equipment & Products - 1.2%
Black & Decker Corp.	77,800	6,386,602

Equity Securities - Cont'd	Shares	Value
Insurance - Life - 1.3%
Prudential Financial, Inc.	103,000	$6,958,680

Insurance - Multi-Line - 3.6%
Cigna Corp.	37,200	4,384,392
Hartford Financial Services Group, Inc.	42,600	3,287,442
Safeco Corp.	51,200	2,733,056
St. Paul Travelers Co.'s, Inc.	217,500	9,759,225
		20,164,115

Insurance - Property & Casualty - 1.9%
Chubb Corp.	97,300	8,713,215
Progressive Corp.	15,500	1,623,935
		10,337,150

Machinery - Engines - 1.0%
Cummins, Inc.	63,900	5,622,561

Machinery - Oil Well Equipment & Services - 1.1%
Cal Dive International, Inc.*	94,200	5,973,222

Medical & Dental - Instruments & Supplies - 0.2%
Stryker Corp.	19,300	953,999

Metal Fabricating - 1.4%
Tenaris SA (ADR)	57,400	7,912,016

Multi-Sector Companies - 0.2%
3M Co.	17,700	1,298,472

Oil - Crude Producers - 6.4%
Chesapeake Energy Corp.	240,900	9,214,425
EOG Resources, Inc.	159,200	11,924,080
Pioneer Natural Resources Co.	132,700	7,287,884
XTO Energy, Inc.	157,066	7,118,231
		35,544,620

Oil - Integrated International - 2.4%
EnCana Corp.	230,200	13,422,962

Railroads - 1.6%
Canadian National Railway Co.	123,900	8,795,661

Rent & Lease Services - Construction - 1.1%
WESCO International, Inc.*	183,000	6,198,210

Restaurants - 1.1%
Starbucks Corp.*	120,800	6,052,080

Retail - 6.3%
Bed Bath & Beyond, Inc.*	198,500	7,975,730
Fastenal Co.	38,700	2,364,183
Home Depot, Inc.	209,600	7,994,144
Lowe's Co.'s, Inc.	70,500	4,540,200

Equity Securities - Cont'd	Shares	Value
Retail - Cont'd
Nordstrom, Inc.	290,100	$9,956,232
Office Depot, Inc.*	42,600	1,265,220
Staples, Inc.	37,050	789,906
		34,885,615

Savings & Loans - 0.9%
Washington Mutual, Inc.	129,300	5,071,146

Securities Brokers & Services - 1.1%
Franklin Resources, Inc.	72,100	6,053,516

Services - Commercial - 1.7%
Getty Images, Inc.*	106,500	9,163,260

Soaps & Household Chemicals - 0.2%
Procter & Gamble Co.	19,300	1,147,578

Utilities - Gas Distribution - 2.1%
Kinder Morgan, Inc.	53,800	5,173,408
Questar Corp.	70,100	6,177,212
		11,350,620

Utilities - Telecommunications - 3.0%
BellSouth Corp.	352,800	9,278,640
SBC Communications, Inc.	297,400	7,128,678
		16,407,318

Total Equity Securities (Cost $471,652,853)		543,372,017

	Principal
Certificates of Deposit - 0.0%	Amount	Value
One United Bank, 3.04%, 8/22/06 (b)(k)	$100,000	$99,750
ShoreBank & Trust Co., 2.85%, 2/11/06 (b)(k)	100,000	99,770

Total Certificates of Deposit (Cost $200,000)		199,520

U.S. Government Agencies and Instrumentalities - 3.0%
Federal Home Loan Bank Discount Notes, 10/3/05	16,800,000	16,797,060

Total U.S. Government Agencies and
Instrumentalities (Cost $16,797,060)		16,797,060

TOTAL INVESTMENTS (Cost $488,649,913) - 101.3%		560,368,597
Other assets and liabilities, net - (1.3%)		(7,067,885)
Net Assets - 100%		$553,300,712

Net Assets Consist of:
Paid-in capital applicable to the following shares of common stock with 250,000,000 shares of $0.01 par value share authorized:
Class A: 12,723,388 shares outstanding		$325,186,523
Class B: 1,067,452 shares outstanding		24,787,018
Class C: 1,460,171 shares outstanding		35,722,042
Class I: 3,619,129 shares outstanding		100,099,052
Accumulated net realized gain (loss) on investments		(4,213,085)
Net unrealized appreciation (depreciation) on investments		71,719,162
Net Assets		$553,300,712

Net Asset Value Per Share
Class A (based on net assets of $373,112,834)		$29.32
Class B (based on net assets of $29,860,748)		$27.97
Class C (based on net assets of $41,035,964)		$28.10
Class I (based on net assets of $109,291,166)		$30.20

Abbreviations:

ADR: American Depository Receipt

* Non-income producing security.

(b) This security was valued by the Board of Trustees. See note A.

(k) These certificates of deposits are fully insured by agencies of the federal government.

See notes to financial statements.

Statement of Operations
Year Ended September 30, 2005

Net Investment Income
Investment Income:
Dividend income (net of foreign taxes withheld of $26,818)	$2,420,994
Interest income	260,699
Total investment income	2,681,693

Expenses:
Investment advisory fee	809,353
Investment subadvisory fee:
Base fee	1,456,835
Performance adjustment	222,474
Transfer agency fees and expenses	652,755
Distribution Plan expenses:
Class A	538,980
Class B	212,148
Class C	239,820
Directors' fees and expenses	55,349
Administrative fees	584,530
Accounting fees	80,957
Custodian fees	33,014
Registration fees	91,894
Reports to shareholders	52,679
Professional fees	47,534
Miscellaneous	10,003
Total expenses	5,088,325
Reimbursement from Advisor:
Class I	(3,520)
Fees paid indirectly	(36,390)
Net expenses	5,048,415

Net Investment Income (Loss)	(2,366,722)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investments	3,071,972
Foreign currency transactions	273
3,072,245

Change in unrealized appreciation or (depreciation):
Investments	60,688,519
Assets and liabilities denominated in foreign currencies	478
60,688,997

Net Realized and Unrealized Gain
(Loss) on Investments	63,761,242

Increase (Decrease) in Net Assets
Resulting From Operations	$61,394,520

See notes to financial statements.

Statements of Changes in Net Assets

	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets	2005	2004
Operations:
Net investment income (loss)	($2,366,722)	($690,308)
Net realized gain (loss)	3,072,245	344,252
Change in unrealized appreciation
or (depreciation)	60,688,997	5,760,700

Increase (Decrease) in Net Assets
Resulting From Operations	61,394,520	5,414,644

Capital share transactions:
Shares sold:
Class A Shares	268,157,678	81,896,431
Class B Shares	16,060,492	8,189,859
Class C Shares	27,897,153	8,946,816
Class I Shares	115,904,558	2,540,953
Redemption fees:
Class A Shares	9,356	4,239
Class B Shares	174	2,693
Class C Shares	549	--
Shares redeemed:
Class A Shares	(35,202,121)	(5,976,498)
Class B Shares	(2,608,184)	(982,285)
Class C Shares	(2,639,867)	(684,309)
Class I Shares	(23,637,385)	(695,356)
Total capital share transactions	363,942,403	93,242,543

Total Increase (Decrease) in Net Assets	425,336,923	98,657,187

Net Assets
Beginning of year	127,963,789	29,306,602
End of year	$553,300,712	$127,963,789

Capital Share Activity
Shares sold:
Class A Shares	10,022,963	3,402,566
Class B Shares	631,918	350,529
Class C Shares	1,083,508	380,779
Class I Shares	4,224,969	101,450
Shares redeemed:
Class A Shares	(1,312,063)	(250,296)
Class B Shares	(102,022)	(42,474)
Class C Shares	(102,637)	(29,457)
Class I Shares	(857,511)	(28,122)
Total capital share activity	13,589,125	3,884,975

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: The Calvert Large Cap Growth Fund (the "Fund"), a series of Calvert Impact Fund, Inc., is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Calvert Impact Fund, Inc. was organized as a Maryland corporation on August 10, 2000. On October 19, 2000, the Fund sold 6,667 shares ("initial shares") valued at $100,000, to Calvert Asset Management Company, Inc., the Fund's investment advisor. The Fund began operations on October 31, 2000 and offers four separate classes of shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge at the time of redemption, depending on how long the shares have been owned by the investor. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class B and Class C shares have higher levels of expenses than Class A shares. Class I shares have no front-end or deferred sales charge. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges, and (c) class-specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the Fund's net asset value determination, that are expected to materially affect the value of those securities then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At September 30, 2005, securities valued at $199,520 or 0.04% of net assets were fair valued in good faith under the direction of the Board of Directors.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Foreign Currency Transactions: The Fund's accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within five days for Class I shares). The redemption fee is paid to the Fund, and is accounted for as an addition to paid-in capital. It is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. These credits are used to reduce the Fund's expenses. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert") which is indirectly wholly-owned by Ameritas Acacia Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .25% of the Fund's average daily net assets. Under the terms of the agreement, $106,926 was payable at year end. In addition, $112,327 was payable at year end for operating expenses paid by the Advisor during September 2005.

Bridgeway Capital Management, Inc., ("BCM") is the Fund's Subadvisor. BCM receives a subadvisory fee, paid by the Fund. For its services, BCM receives a base annual fee, payable monthly, of .45% of the Fund's average daily net assets. BCM may earn (or have its base fee reduced by) a performance fee adjustment of plus or minus .25%, based on the extent to which performance of the Fund's Class I shares exceeds or trails the Standard & Poor's 500 Index, the Fund's benchmark. The performance rate adjustment is 5.00% times the difference between the performance of the Fund and that of the benchmark index, except that there is no performance adjustment if the difference between the Fund performance and the benchmark index performance is less than or equal to 2%. The performance period is the most recent one-year period ending on the last day of the previous month that the New York Stock Exchange was open for trading. For purposes of calculating the base fee, net assets are averaged over the most recent month of the rolling one-year period. For purposes of calculating the performance fee, net assets are averaged over the rolling one-year performance period. Under the terms of the agreement, $258,990 was payable at year end.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2006. The contractual expense cap is 1.50% for Class A, 2.50% for Class B, 2.50% for Class C and .90% for Class I. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, performance fee adjustments, taxes, and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor's obligation under the contractual limitation is reduced and the Advisor benefits from the expense offset arrangement.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .20% for Classes A, B, and C, and .10% for Class I based on their average daily net assets. Under the terms of the agreement, $77,155 was payable at year end.

Calvert Distributors, Inc. ("CDI"), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted Distribution Plans that permit the Fund to pay certain expenses associated with the distribution and servicing of its shares. The expenses paid may not exceed .25%, 1.00% and 1.00% annually of average daily net assets of each Class A, Class B and Class C, respectively. Class I shares do not have Distribution Plan expenses. Under the terms of the agreement, $127,084 was payable at year end.

The Distributor received $329,977 as its portion of commissions charged on sales of the Fund's Class A shares for the year ended September 30, 2005.

Calvert Shareholder Services, Inc. ("CSSI") is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $170,064 for the year ended September 30, 2005. Under the terms of the agreement, $16,507 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of Calvert Impact Fund, Inc., who is not an employee of the Advisor or its affiliates receives an annual fee of $6,000 plus $1,000 for each Board meeting attended.

Directors' fees are allocated to each of the funds served.

Note C -- Investment Activity

During the year, cost of purchases and proceeds from sales of investments, other than short-term securities, were $547,133,074 and $193,184,431, respectively.

The cost of investments owned at September 30, 2005 for federal income tax purposes was $488,719,722. Net unrealized appreciation aggregated $71,648,875 of which $76,431,155 related to appreciated securities and $4,782,280 related to depreciated securities.

Net realized capital loss carryforward for federal income tax purposes of $1,085,600 and $3,057,676 at September 30, 2005 may be utilized to offset future capital gains until expiration in September 2010 and September 2011, respectively.

As of September 30, 2005, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Capital loss carryforward	($4,143,276)
Unrealized appreciation (depreciation)	71,648,875
$67,505,599

Reclassifications, as shown in the table below, have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. The primary differences causing such reclassifications are due to the disallowance of net operating losses and the tax treatment of foreign currencies.

Undistributed net investment income	$2,366,722
Accumulated net realized gain (loss)	(273)
Paid in capital	(2,366,449)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to wash sales.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at September 30, 2005. For the year ended September 30, 2005, borrowings by the Fund under the Agreement were as follows:

	Weighted		Month of
Average	Average	Maximum	Maximum
Daily	Interest	Amount	Amount
Balance	Rate	Borrowed	Borrowed
$31,736	3.34%	$4,186,930	February 2005

Financial Highlights
		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2005	2004	2003
Net asset value, beginning	$24.37	$21.09	$16.25
Income from investment operations
Net investment income (loss)	(.12)	(.10)	(.16)
Net realized and unrealized gain (loss)	5.07	3.38	5.00
Total from investment operations	4.95	3.28	4.84
Total increase (decrease) in net asset value	4.95	3.28	4.84
Net asset value, ending	$29.32	$24.37	$21.09

Total return*	20.31%	15.55%	29.78%
Ratios to average net assets: A
Net investment income (loss)	(.72%)	(.87%)	(1.07%)
Total expenses	1.56%	1.85%	2.53%
Expenses before offsets	1.56%	1.62%	1.70%
Net expenses	1.55%	1.61%	1.68%
Portfolio turnover	61%	56%	78%
Net assets, ending (in thousands)	$373,113	$97,781	$18,139

		Periods Ended
	September 30,	September 30	June 30,
Class A Shares	2002	2001##	2001#
Net asset value, beginning	$19.19	$23.27	$29.87
Income from investment operations
Net investment income (loss)	(.10)	(.02)	(.08)
Net realized and unrealized gain (loss)	(2.84)	(4.06)	(6.52)
Total from investment operations	(2.94)	(4.08)	(6.60)
Total increase (decrease) in net asset value	(2.94)	(4.08)	(6.60)
Net asset value, ending	$16.25	$19.19	$23.27

Total return*	(15.32%)	(17.53%)	(22.10%)
Ratios to average net assets: A
Net investment income (loss)	(.64%)	(.61%) (a)	(.54%) (a)
Total expenses	2.48%	2.62% (a)	3.02% (a)
Expenses before offsets	1.42%	1.39% (a)	1.42% (a)
Net expenses	1.39%	1.30% (a)	1.37% (a)
Portfolio turnover	71%	31%	122%
Net assets, ending (in thousands)	$8,758	$6,915	$7,318

Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2005	2004	2003
Net asset value, beginning	$23.47	$20.50	$15.96
Income from investment operations
Net investment income (loss)	(.32)	(.29)	(.28)
Net realized and unrealized gain (loss)	4.82	3.26	4.82
Total from investment operations	4.50	2.97	4.54
Total increase (decrease) in net asset value	4.50	2.97	4.54
Net asset value, ending	$27.97	$23.47	$20.50

Total return*	19.17%	14.49%	28.45%
Ratios to average net assets: A
Net investment income (loss)	(1.62%)	(1.89%)	(2.07%)
Total expenses	2.47%	2.76%	3.51%
Expenses before offsets	2.47%	2.62%	2.70%
Net expenses	2.46%	2.61%	2.68%
Portfolio turnover	61%	56%	78%
Net assets, ending (in thousands)	$29,861	$12,614	$4,705

		Periods Ended
	September 30,	September 30,	June 30,
Class B Shares	2002	2001##	2001#
Net asset value, beginning	$19.04	$23.15	$29.87
Income from investment operations
Net investment income (loss)	(.25)	(.05)	(.21)
Net realized and unrealized gain (loss)	(2.83)	(4.06)	(6.51)
Total from investment operations	(3.08)	(4.11)	(6.72)
Total increase (decrease) in net asset value	(3.08)	(4.11)	(6.72)
Net asset value, ending	$15.96	$19.04	$23.15

Total return*	(16.18%)	(17.75%)	(22.50%)
Ratios to average net assets: A
Net investment income (loss)	(1.64%)	(1.60%) (a)	(1.55%) (a)
Total expenses	3.61%	4.19% (a)	6.17% (a)
Expenses before offsets	2.42%	2.39% (a)	2.42% (a)
Net expenses	2.39%	2.30% (a)	2.37% (a)
Portfolio turnover	71%	31%	122%
Net assets, ending (in thousands)	$2,074	$1,445	$1,372

Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2005	2004	2003
Net asset value, beginning	$23.55	$20.59	$16.02
Income from investment operations
Net investment income (loss)	(.25)	(.24)	(.26)
Net realized and unrealized gain (loss)	4.80	3.20	4.83
Total from investment operations	4.55	2.96	4.57
Total increase (decrease) in net asset value	4.55	2.96	4.57
Net asset value, ending	$28.10	$23.55	$20.59

Total return*	19.32%	14.38%	28.53%
Ratios to average net assets: A
Net investment income (loss)	(1.54%)	(1.88%)	(2.08%)
Total expenses	2.39%	2.74%	3.78%
Expenses before offsets	2.39%	2.62%	2.70%
Net expenses	2.38%	2.61%	2.68%
Portfolio turnover	61%	56%	78%
Net assets, ending (in thousands)	$41,036	$11,288	$2,635

		Periods Ended
	September 30,	September 30,	June 30,
Class C Shares	2002	2001##	2001#
Net asset value, beginning	$19.12	$23.24	$29.87
Income from investment operations
Net investment income (loss)	(.24)	(.06)	(.21)
Net realized and unrealized gain (loss)	(2.86)	(4.06)	(6.42)
Total from investment operations	(3.10)	(4.12)	(6.63)
Total increase (decrease) in net asset value	(3.10)	(4.12)	(6.63)
Net asset value, ending	$16.02	$19.12	$23.24

Total return*	(16.21%)	(17.73%)	(22.20%)
Ratios to average net assets: A
Net investment income (loss)	(1.64%)	(1.62%) (a)	(1.50%) (a)
Total expenses	3.96%	5.14% (a)	5.75% (a)
Expenses before offsets	2.42%	2.39% (a)	2.42% (a)
Net expenses	2.39%	2.30% (a)	2.37% (a)
Portfolio turnover	71%	31%	122%
Net assets, ending (in thousands)	$1,234	$691	$743

Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class I Shares	2005	2004	2003
Net asset value, beginning	$24.95	$21.46	$16.44
Income from investment operations
Net investment income (loss)	(.03)	(.06)	(.10)
Net realized and unrealized gain (loss)	5.28	3.55	5.12
Total from investment operations	5.25	3.49	5.02
Total increase (decrease) in net asset value	5.25	3.49	5.02
Net asset value, ending	$30.20	$24.95	$21.46

Total return*	21.04%	16.26%	30.54%
Ratios to average net assets: A
Net investment income (loss)	(.15%)	(.30%)	(.46%)
Total expenses	.99%	1.72%	2.07%
Expenses before offsets	.98%	1.02%	1.10%
Net expenses	.97%	1.01%	1.08%
Portfolio turnover	61%	56%	78%
Net assets, ending (in thousands)	$109,291	$6,280	$3,828

		Periods Ended
	September 30,	September 30,	June 30,
Class I Shares	2002	2001##	2001
Net asset value, beginning	$19.30	$23.37	$36.09
Income from investment operations
Net investment income (loss)	(.01)	--	.01
Net realized and unrealized gain (loss)	(2.85)	(4.07)	(9.12)
Total from investment operations	(2.86)	(4.07)	(9.11)
Distributions from
Net realized gain	--	--	(3.61)
Total distributions	--	--	(3.61)
Total increase (decrease) in net asset value	(2.86)	(4.07)	(12.72)
Net asset value, ending	$16.44	$19.30	$23.37

Total return*	(14.82%)	(17.42%)	(27.80%)
Ratios to average net assets: A
Net investment income (loss)	(.05%)	(.02%) (a)	.02%
Total expenses	1.81%	2.13% (a)	2.05%
Expenses before offsets	.82%	.79% (a)	1.10%
Net expenses	.79%	.70% (a)	1.06%
Portfolio turnover	71%	31%	122%
Net assets, ending (in thousands)	$3,574	$5,043	$6,208

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(a) Annualized.

* Total return does not reflect deduction of any front-end or deferred sales charge.

# From October 31, 2000 inception.

## Three month audited period.

Pursuant to the Agreement and Plan of Reorganization, the Social Responsibility Portfolio of Bridgeway Fund, Inc. was reorganized into the Class I Shares of the Calvert Large Cap Growth Fund on October 31, 2000. For financial reporting purposes, the Bridgeway Social Responsibility Portfolio, which commenced operations on August 5, 1994, has been deemed the accounting survivor. Its operations are combined with that of the Fund since the Fund's inception in presenting the Fund's financial highlights.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fee, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

(Not Applicable to Officers)
	Position	Position		# of Calvert
Name &	with	Start	Principal Occupation	Portfolios	Other
Date of Birth	Fund	Date	During Last 5 Years	Overseen	Directorships
INDEPENDENT DIRECTORS
REBECCA ADAMSON AGE: 56	Director	2000	President of the national non-profit, First Nations Financial Project. Founded by her in 1980, First Nations is the only American Indian alternative development institute in the country.	12	Tom's of Maine Calvert Foundation
MILES DOUGLAS HARPER, III AGE: 43	Director	2000	Partner, Gainer Donnelly & Desroches (public accounting firm) since January 1999.	3	Bridgeway Funds (11)
Joy V. JOnes AGE: 55	Director	2000	Attorney and entertainment manager in New York City.	12	Chair, Advisory Board of Lienhard School of Nursing, Pace University Director, The Twenty-First Century Foundation
INTERESTED DIRECTORS
BARBARA J. KRUMSIEK AGE: 53	Director, Chair & President	2000	President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	40	Calvert Foundation
D. WAYNE SILBY, Esq. AGE: 57	Director	2000	Mr. Silby is Chairman of GroupServe Foundation, a software company focused on collaborative tools for non-profit groups. He was an officer and director of Silby, Guffey and Co., Inc., a venture capital firm. (inactive as of 2003)	26	Ameritas Acacia Mutual Holding Company Calvert Foundation Grameen Foundation USA GroupServe Foundation
OFFICERS
KAREN BECKER Age: 52	Chief Compliance Officer	2005	Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.
SUSAN WALKER BENDER, Esq. AGE: 46	Assistant Vice President & Assistant Secretary	2000	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
IVY WAFFORD DUKE, Esq. AGE: 37	Assistant Vice President & Assistant Secretary	2000	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
STEVEN A. FALCI AGE: 46	Vice President	2003	Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2003, Mr. Falci was SVP and Senior Portfolio Manager at Principal Mellon Equity Associates.
TRACI L. GOLDT AGE: 32	Assistant Secretary	2004	Executive Assistant to General Counsel, Calvert Group, Ltd. Prior to joining Calvert in 2001, Ms. Goldt was Senior Project Manager for Backwire.com, and Project Manager for marchFIRST.
DANIEL K. HAYES AGE: 55	Vice President	2000	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA AGE: 40	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. AGE: 35	Assistant Vice President & Assistant Secretary	2002

Assistant Vice President and Associate General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2003, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo, and also with Kirkpatrick & Lockhart.

JANE B. MAXWELL Esq. AGE: 53	Assistant Secretary	2005	Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester, LLP.
CATHERINE P. ROY AGE: 49	Vice President	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 58	Vice President & Secretary	2000	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
RONALD M. WOLFSHEIMER, CPA AGE: 53	Treasurer	2000	Senior Vice President and Chief Financial Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA AGE: 44	Fund Controller	2000	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby's address is 1715 18th Street, N.W., Washington, DC 20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's advisor and its affiliates. Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund's advisor.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

Calvert Large Cap Growth Fund

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(24 hours, 7 days a week)
800-368-2745

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Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o BFDS
330 West 9th Street
Kansas City, MO 64105

Web Site
http://www.calvert.com

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to
prospective investors unless preceded or accompanied by a prospectus.

Calvert's
Family of Funds

Tax-Exempt
Money Market Funds
CTFR Money Market Portfolio

Taxable
Money Market Funds
First Government Money Market Fund
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printed on recycled paper using soy-based inks


Calvert

Investments that make a difference

E-Delivery Sign-up -- details inside

September 30, 2005
Annual Report
Calvert Impact Fund, Inc.
Small Cap Value Fund
Mid Cap Value Fund

Calvert

Investments that make a difference

An Ameritas Acacia Company

=====================================================

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Table of Contents

President's Letter
1

Social Update
4

Portfolio Management Discussion
6

Shareholder Expense Example
14

Report of Independent Registered Public Accounting Firm
17

Schedules of Investments
18

Statements of Assets and Liabilities
22

Statements of Operations
23

Statements of Changes in Net Assets
24

Notes to Financial Statements
26

Financial Highlights
30

Explanation of Financial Tables
34

Proxy Voting and Availability of Quarterly Portfolio Holdings
36

Basis for Board's Approval of Investment Advisory Contract
36

Director and Officer Information Table
42

=====================================================

Dear Shareholders:

The ongoing challenges to our markets and economy from steeply escalating energy prices, the ongoing war in Iraq and rising interest rates were exacerbated in the most recent quarter by the devastating effects of Katrina, Rita and Wilma. On a humanitarian level, Calvert joined the many corporations, and individual citizens, who responded quickly with financial assistance. Further, we crafted principles in support of a sustainable rebuilding philosophy in the Gulf region (see "Katrina Principles" on www.calvert.com.)

As investors, we worked to respond to these challenges and find opportunities to add value to the Funds we manage on your behalf. Despite the difficult environment, the economy and markets have shown strength over the past 12 months, with solid advances for small, mid-sized, and large US stocks.1 Overseas stocks showed even stronger returns, reflecting the growth potential of certain European and developing markets.2

This year we've pursued a number of important initiatives: adding to our family of funds; advancing our compliance and regulatory oversight; and expanding our public commitment in areas such as board diversity and the empowerment of women in business through our year-old Calvert Women's Principles. In addition, for the first time we underwrote a four-part series for public television, "The New Heroes," which highlights the work of leading social entrepreneurs--talented individuals who exemplify the "power of one" to drive positive social change in their communities. At Calvert, we remain committed to making a difference through our specialized investment management approach and our leadership on issues of importance to the communities we serve.

Additions to our Fund Family

Through market ups and downs, effective portfolio diversification3 has proven the most important factor in helping investors meet their long-term financial goals. That's why we at Calvert are committed to offering diverse investment products, and we encourage you to work with your financial advisor to develop an asset allocation strategy that's right for your situation.

Over the reporting period, we've added several new funds, in important asset class categories, to our family of funds. Calvert Small Cap Value Fund and Calvert Mid Cap Value Fund were introduced in October 2004. Channing Capital Management is sub-advisor for the funds, led by veteran value manager Eric McKissack, CFA, and his three-person investment team -- who together have more than 40 years of investment experience. Both funds pursue an intrinsic-value investment strategy that seeks temporarily out-of-favor companies with strong management teams and competitive products.

In April 2005 we launched Calvert Conservative and Moderate Allocation Funds, followed in June with Calvert Aggressive Allocation Fund. These "Funds of Funds" invest in up to 11 underlying Calvert funds, offering broad asset class diversification in one convenient investment. In developing the Funds, we teamed with Ibbotson Associates, an independent asset allocation consultant.

Our value and allocation funds feature Double Diligence™, Calvert's two-tiered research process that evaluates companies for both financial strength and corporate responsibility.

Advancing Our Regulatory Oversight

As you may be aware, 2004 was a significant year for mutual fund industry reform, which continues in 2005. The SEC issued new regulations for mutual fund companies on many fronts, governing codes of ethics, compliance programs, and disclosure requirements.

To further strengthen our compliance operations, we've restructured our Compliance Department, adding several positions and promoting Karen Becker, a Calvert veteran of 19 years, to Chief Compliance Officer for Calvert Funds. Formerly Senior Vice President of Client Services, Karen has overall compliance responsibility for the Funds and will develop and administer Fund policies and procedures designed to prevent violation of federal securities laws.

Calvert Issues Sustainability Report

We decided to examine our own corporate practices and policies this past year, and subsequently published our first Sustainability Report using Global Reporting Initiative or GRI guidelines. The 50-page report details Calvert's economic, social, and environmental performance and is available at www.calvert.com.

A Long-Term, Disciplined Outlook

We believe our disciplined investment process--which includes an emphasis on diversified portfolios--can lead to lower risk and competitive long-term performance relative to our peers. Calvert encourages you to work with a financial professional, who can provide important insights into investment markets and personal financial planning, as well as the guidance to create and maintain a thoughtful investment strategy.

As Calvert enters its 30th anniversary year, I'd like to thank you for your continued confidence in our investment products, and we look forward to serving you in the year ahead.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
October 2005

1. For the 12 months ended September 30, 2005, larger-company stocks (S&P 500 Index) were up 12.25%; smaller-company stocks (Russell 2000(R) Index) advanced 17.95%; and mid-cap stocks (Russell Midcap(R) Index) gained 25.10%.

2. International stocks gained 22.95% in US dollars, as measured by the MSCI EAFETM Index.

3. Diversification does not protect an investor from market risks and does not assure a profit.

For more information on any Calvert fund, please contact your financial advisor or call Calvert at 800.368.2748 for a free prospectus. An investor should consider the investment objectives, risks, charges, and expenses of an investment carefully before investing. The prospectus contains this and other information. Read it carefully before you invest or send money.

Calvert mutual funds are underwritten and distributed by Calvert Distributors, Inc., member NASD, a subsidiary of Calvert Group, Ltd.

Social Update from the Calvert Social Research Department

Shareholder Activism

Calvert continues to encourage our portfolio companies to become even better corporate citizens, particularly in the area of governance, through shareholder resolutions. During this reporting period, we filed 28 shareholder resolutions, 18 of which resulted in successful discussions with the companies.

Corporate Board Diversity

For Calvert, board diversity is a major area of focus. Women -- who account for nearly half the US workforce, college graduates, and talent pool -- occupy just 14% of Fortune 1000 company board seats, while African Americans hold just 3% of those seats and Hispanics only 1%. Most of our shareholder resolutions for the reporting period were focused on corporate board diversity (of 12 resolutions, seven were withdrawn because the companies agreed to add a diverse member and/or adopt our charter language), and these efforts continue. We also sent letters to roughly 120 companies urging adoption of new charter language for their board-nominations committees requiring consideration of diverse candidates.

In addition, we filed resolutions on executive compensation, non-discrimination in sexual orientation, climate change, disclosure and reporting, and contributions to political organizations and campaigns. (For more information about these initiatives, see Shareholder Advocacy at www.calvert.com/sri_648.html.)

Community Investments

Several Calvert Funds participate in our community investing program, administered through the Calvert Social Investment Foundation. The program allocates a very small portion (1-3%) of Fund assets, at below-market rates to investments that promote social justice. During this reporting period, the program made several investments, including one in the Kentucky-based Housing Assistance Council, which supports low-income borrowers who seek financing for a home.

ESIF Transparency Guidelines

Calvert became the first US-based asset management firm to sign on to the new Transparency Guidelines promulgated by the European Social Investment Forum. The guidelines were designed for use by retail SRI funds to provide more disclosure and increased accountability to investors.

Calvert Sustainability Report

As an organization that embraces and encourages other companies to embrace corporate transparency, Calvert has examined our own corporate practices and policies. You'll find our 50-page report detailing our economic, social, and environmental performance practices at www.calvert.com/pdf/gri_sustainability.pdf.

Calvert Principles

Calvert has developed what are being called the "Katrina Principles" -- ways to consider investment in the hurricane-ravaged Gulf Coast that respect best practices in redevelopment. (See our special report, "Learning from Katrina," at www.calvert.com/katrina.html.)

We're also pleased that the Calvert Women's Principles -- our groundbreaking, one-year-old code of corporate conduct focusing on gender equality and women's empowerment -- were formally endorsed by both Starbucks and Dell. To learn more, see the special report Calvert Women's Principles at www.calvert.com.

Portfolio Management Discussion

Eric T. McKissack
of Channing Capital
Management, LLC

Performance

Calvert Small Cap Value Fund Class A shares at NAV returned 7.73% since the Fund's inception October 1, 2004. For the same period, the benchmark Russell 2000(R) Value Index returned 15.34%. The Fund's socially responsible, long-term, high-quality, and value orientation led to limited investment opportunities in top-performing energy and related areas over the past year. As a result, the Fund's underweight to energy and utilities stocks contributed to underperformance, as did stock selection in the Consumer Discretionary sector.

Investment Climate

The Fund was launched on October 1, 2004 in a fairly strong period for the markets. While oil prices rose for much of 2004, they pulled back temporarily late in the year, setting the stage for a strong fourth-quarter, post-election rally. Growth stocks and smaller-cap stocks generally performed better in the last quarter of 2004 than they did later in the reporting period.

By contrast, in 2005 much of the focus shifted, as increases in the prices of oil and many other commodities fanned inflation fears. The Federal Reserve continued increasing interest rates, hiking the Fed funds rate six times in 2005. As a result, stock market performance reversed course in first-quarter 2005, regained some strength in the second quarter, and further advanced in the third quarter as the market began to see that economic and profit growth have been somewhat resilient even in the face of higher rates and commodity prices.

For the full one-year reporting period, value stocks, as measured by the Russell 3000(R) Value Index at 16.78%, have continued to outperform growth stocks, as measured by the Russell 3000(R) Growth Index at 12.13%, largely as a result of the rapid ascent of energy and utility stocks.1 Small-cap stocks, as measured by the Russell 2000(R) Index at 17.95%, have moderately outperformed large-cap stocks, as measured by the Russell 1000(R) Index at 14.26%. Value and growth differences were less pronounced in the small-cap arena, as the Russell 2000(R) Value Index at 17.75% and the Russell 2000(R) Growth Index at 17.97% each produced returns very close to that of the Russell 2000 Index.

During the one-year reporting period, we saw a number of takeovers and corporate actions in the small- and mid-cap sectors of the market, as well in the Fund. These occurrences somewhat validate our intrinsic-value discipline. As large-cap companies desire to expand their product lines, they have looked toward smaller niche companies to fuel their next leg of growth. As well, private equity funds continue to be on the hunt for companies with strong market positions and rich cash that the public markets have largely overlooked. We think this phenomenon is likely to continue into 2006, a good development for intrinsic-value methodologies in general.

Portfolio Strategy

Using Calvert's Double DiligenceTM process, the Fund seeks attractive potential investments in well-managed firms by examining companies both financially and in terms of corporate responsibility.

From a sector perspective, Financial Services, Health Care, Technology, and Producer Durables were key positive contributors to overall Fund performance. Several holdings made significant contributions to the Fund's performance during the period, most notably Dendrite International, Jones Lang LaSalle, Sybron Dental Specialties, Brink's, and Glacier Bancorp.

Dendrite International, a leading marketer of clinical and compliance solutions and services, recently announced plans to acquire Optas, Inc. in an all-cash transaction. Dendrite is one of our newest portfolio holdings, and we are comfortable holding our position because we recognize long-term value in the company.

Jones Lang LaSalle, a leading global real estate service and asset management company, reported significant year-over-year revenue improvements. We have taken profits in this holding, as its valuation has become less attractive relative to other opportunities.

Sybron Dental Specialties is a leading manufacturer of products for dental professionals, and we believe it is well positioned to continue producing good results. Brink's, one of Fund's largest positions, announced its intent to explore strategic options for its non-core air freight unit, and the company's stock has also benefited from the general economic recovery. We continue to hold Brink's because the value of its business units does not seem to us to be recognized in the current share price.

Glacier Bancorp, providing banking services through nine wholly-owned community bank subsidiaries, continues to benefit from strategic acquisitions and a strong loan portfolio. With over $3.3 billion in total assets, Glacier is well positioned in the markets that it serves and, in our opinion, continues to provide a good long-term opportunity.

Individual stocks that detracted from Fund performance include Ruby Tuesday, Libbey, DeVry, Journal Register, and BISYS Group. Ruby Tuesday has been plagued by disappointing results from marketing initiatives and by market fears that rising energy prices may depress consumer confidence. We will watch these trends but believe the franchise retains long-term intrinsic value. Libbey, a manufacturer of tableware products, has experienced lower-than-expected sales, missing the mark on its long-hoped-for strategic and financial turnaround. We have divested these shares. DeVry, a higher-education system, has experienced declining profits due to lower-than-expected enrollment. While we feel that DeVry is still a quality franchise and will monitor its progress, we have parted with our shares. Journal Register, a leading newspaper publishing company, has produced favorable operating results relative to its industry. However, its stock price has been impacted by negative investor sentiment toward media stocks. While our contrarian stance on media has not been rewarded thus far in 2005, we continue to take a longer-term view. BISYS Group, a provider of business-process outsourcing, has seen share sell off because the sale of its Bank Processing Division yielded less than was expected. We are reviewing this holding, with a view to management's ability to unlock value.

Outlook

In our view, opportunity for equity investors remains attractive for the balance of 2005 and early 2006 with careful stock selection. We are likely to see investor angst for the foreseeable future, given the supply-demand imbalances of oil, the Fed's commitment to increase interest rates in hopes of heading off inflation, and geopolitical concerns in general. That said, our contrarian perspective is that the market appears to be creating some opportunities given its laser focus on a couple of sectors and disregard of other areas and companies. We will continue to work hard to uncover those opportunities for the longer term.

Overall, we believe that the prospects for equity returns in the mid- and small-cap sectors continue to appear mildly encouraging. Valuations, although less attractive than one or two years ago, still do not appear excessive. While we have many concerns about the nature and stage of the economic cycle, we have seen only a portion of the US economy's potential typical in a recovery. Historically, recoveries fuel robust earnings for mid- and small-cap companies. We are encouraged that managements focused on shareholder value are acting with urgency to realize intrinsic share value. We also believe that many large-cap companies and private equity investors flush with cash will continue to be interested in small- and mid-cap value investments as long as the interest-rate environment remains attractive. As well, business execution by the companies in our portfolios overall is notable.

October 2005

1 Value investing focuses on share price and seeks companies whose shares are trading below what's believed to be their actual worth. Growth investing focuses on future potential and seeks companies poised for earnings growth.

2 Generally, small-cap companies have a market value of less than $2 billion, mid-cap companies between $2 billion and $10 billion, and large-cap companies more than $10 billion.

As of September 30, 2005, the following companies represented the following percentages of Fund net assets: Dendrite 4.79%, Jones Lang LaSalle 2.21%, Sybron Dental Specialties 5.09%, Brink's 2.25%, Glacier Bancorp 4.30%, Ruby Tuesday 2.88%, Libbey 0.0%, DeVry 0.0%, Journal Register 2.86%, and BISYS Group 2.26%. All holdings are subject to change without notice.

Small Cap Value

Fund Statistics
September 30, 2005
Investment Performance
(total return at NAV)
From Inception
through
9/30/05
Class A	7.73%
(10/1/04 inception)
Russell 2000 Value Index from 10/1/04	15.34%
Class C	2.48%
(4/1/05 inception)
Russell 2000 Value Index from 4/1/05	8.91%
Class I	10.42%
(4/29/05 inception)
Russell 2000 Value Index from 4/29/05	14.22%

% of Total
Economic Sectors	Investments
Auto & Transportation	2.0%
Consumer Discretionary	35.2%
Consumer Staples	3.8%
Financial Services	28.0%
Health Care	12.0%
Materials & Processing	8.2%
Producer Durables	3.6%
Technology	7.2%
Total	100%

Ten Largest	% of Net
Stock Holdings	Assets
Sybron Dental Specialties	5.1%
Dendrite International, Inc.	4.8%
Banta Corp.	4.7%
Glacier Bancorp, Inc.	4.3%
Radio One, Inc., Class D	3.9%
Advo, Inc.	3.7%
Lance, Inc.	3.7%
Apria Healthcare Group, Inc.	3.7%
Hilb, Rogal & Hobbs Co.	3.6%
Acuity Brands, Inc.	3.5%
Total	41.0%

Small Cap Value Fund Statistics
September 30, 2005
Average Annual Total Returns
(with max. load)

Class A Shares
One year	2.60%
(10/1/04)
Class C Shares
Since Inception	1.48%
(4/1/05)
Class I Shares
Since Inception	10.42%
(4/29/05)

Small cap value fund Statistics
September 30, 2005
Average Annual Total Returns
(with max. load)

Class C Shares
One year	1.38%
Five year	(3.11%)
Ten year	7.17%

Class I Shares*
One year	4.09%
Five year	(1.23%)
Since inception	9.52%
(3/1/99)

Performance Comparison

Comparison of change in value of $10,000 investment. (Source: Lipper Analytical Services, Inc.)

Average annual total returns in the Portfolio Statistics and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's Class A maximum front-end sales charge of 4.75%. No sales charge has been applied to the index used for comparison. The value of an investment in Class A shares is plotted in the line graph. The value of an investment in another class of shares would be different. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Portfolio Management Discussion

Eric T. McKissack
of Channing Capital
Management, LLC

Performance

Since the Fund's inception October 1, 2004, Calvert Mid Cap Value Fund Class A shares at NAV returned 14.40%. For the same period, the benchmark Russell Mid Cap Value Index returned 24.57%. The Fund's socially responsible, long-term, high-quality, and value orientation led to limited investment opportunities in the top-performing Energy sector and related areas over the past year. As a result, the Fund's underweight to energy and utilities stocks contributed to the Fund's underperformance. An adverse effect from stock selection, particularly in the Consumer Discretionary sector, also contributed significantly to underperformance.

Investment Climate

The Fund was launched on October 1, 2004 in a fairly strong period for the markets. While oil prices rose for much of 2004, they pulled back temporarily late in the year, setting the stage for a strong fourth-quarter, post-election rally. Growth stocks and smaller-cap stocks generally performed better in the last quarter of 2004 than they did later in the reporting period.

By contrast, in 2005, much of the focus shifted, as increases in the prices of oil and many other commodities fanned inflation fears. The Federal Reserve continued increasing interest rates, hiking the Fed funds rate six times in 2005. As a result, stock market performance reversed course in first-quarter 2005, regained some strength in the second quarter, and further advanced in the third quarter as the market began to see that economic and profit growth have been somewhat resilient even in the face of higher rates and commodity prices.

For the full one-year period, value stocks, as measured by the Russell 3000(R) Value Index at 16.78%, have continued to outperform growth stocks, as measured by the Russell 3000(R) Growth Index at 12.13%, largely as a result of the rapid ascent of energy and utility stocks.1 Small-cap stocks, as measured by the Russell 2000(R) Index at 17.95%, have moderately outperformed large-cap stocks, as measured by the Russell 1000(R) Index at 14.26%. Mid-cap stocks, as measured by the Russell Mid Cap Index at 25.10%, outperformed both small- and large-cap stocks, for the full period. Overall, mid-cap value, with the Russell Mid Cap Value Index returning 26.13%, was one of the best domestic equity investment areas for the one-year period, again largely driven by the strong equity performance in energy and utilities stocks.

During the one-year reporting period, we saw a number of takeovers and corporate actions in the small- and mid-cap sectors of the market, as well in the Fund. These occurrences somewhat validate our intrinsic-value discipline. As large-cap companies desire to expand their product lines, they have looked toward smaller niche companies to fuel their next leg of growth. As well, private equity funds continue to be on the hunt for companies with strong market positions and rich cash that the public markets have largely overlooked. We think this phenomenon is likely to continue into 2006, a good development for intrinsic-value methodologies in general.

Portfolio Strategy

Using Calvert's Double DiligenceTM process, the Fund seeks attractive potential investments in well-managed firms by examining companies both financially and in terms of corporate responsibility.

From a sector perspective, Fund holdings in Financial Services, and to a lesser extent, Health Care and Technology, were key positive contributors to overall performance. With respect to specific stocks, the Fund benefited from strong contributions by several positions, among which the following five holdings made the greatest contributions. Legg Mason shares soared after the announcement of a deal to acquire Citigroup's asset management operations in exchange for Legg Mason brokerage business. Omnicare, a leading provider of pharmaceutical care to seniors, benefited from positive sentiment regarding acquisition of all the outstanding shares of NeighborCare. Brink's, one of Fund's largest positions, announced its intent to explore strategic options for its non-core air freight unit, and the company's stock has also benefited from the general economic recovery. SunGard Data Systems, a provider of investment management information systems, announced that it was to be acquired and taken private by Silver Lake Partners. The SunGard acquisition is a significant validation of our intrinsic-value discipline, as the price at which it was taken private was very close to our estimate of the company's intrinsic value. Sybron Dental Specialties is a leading manufacturer of products for dental professionals, and we believe it is well positioned to continue producing good results.

Several individual stocks detracted from Fund performance. Among them, Diebold, a worldwide leader in self-service transaction systems, was the Fund's most significant disappointment. Its share price fell sharply in September 2005 following an announcement of an annual earnings shortfall, and we eliminated our position because of our reduced confidence in management. Ruby Tuesday has been plagued by disappointing results from unsuccessful marketing initiatives and by market fears that rising energy prices may depress consumer confidence. We will watch these trends but believe the franchise retains long-term intrinsic value. Andrew Corporation's stock has suffered from management's inability to exploit the recovering market for telecom infrastructure products. Andrew still has the dominant position in its industry, and while we have some reservations, we continue to hold the position because we retain confidence in its proven management team. Invacare, a provider of wheelchair products, experienced pressure on share price because of uncertainty regarding future Medicare reimbursement policies. For now, we believe the company remains in a strong industry position. If the Medicare reimbursement rule is reduced as proposed, we would reconsider this view. McClatchy, a leading newspaper publishing company, has produced favorable operating results but has been adversely affected by negative investor sentiment toward media stocks. While our contrarian stance on media has not been rewarded thus far in 2005, we continue to take a longer-term view.

Outlook

In our view, the opportunities for equity investors remain attractive for the balance of 2005 and early 2006 with careful stock selection. We are likely to see investor angst for the foreseeable future, given the supply-demand imbalances in oil, the Fed's commitment to increase interest rates in hopes of heading off inflation, and geopolitical concerns in general. That said, our contrarian perspective is that the market appears to be creating some opportunities given its laser focus on a couple of sectors and disregard of other areas and companies. We will continue to work hard to uncover those opportunities for the longer term.

Overall, we believe that the prospects continue to appear mildly encouraging for equity returns in the mid- and small-cap sectors. Valuations, although less attractive than one or two years ago, still do not appear excessive. While we have many concerns about the nature and stage of the economic cycle, we have seen only a portion of the US economy participate in the economic recovery. Historically, recoveries fuel robust earnings for mid- and small-cap companies. We are encouraged that managements focused on shareholder value are acting with urgency to realize intrinsic share value. We also believe that many large-cap companies and private equity investors flush with cash should continue to be interested in small- and mid-cap value investments as long as the interest-rate environment remains attractive. As well, we believe the companies in our portfolios overall exhibit sound business management strategies and execution.

October 2005

As of September 30, 2005, the following companies represented the following percentages of Fund net assets:  Legg Mason 2.46%, Omnicare 4.06%, Brink's 5.60%, SunGard Data Systems 0.0%, Sybron Dental 3.70%, Diebold 0.0%, Ruby Tuesday 1.06%, Andrew 2.44%, Invacare 2.01%, and McClatchy 3.31%. All holdings are subject to change without notice.

Mid Cap Value
Fund Statistics
September 30, 2005
Investment Performance
(total return at NAV)

From Inception
through
9/30/05
Class A	14.40%
(10/1/04 inception)
Russell Mid-Cap Value Index from 10/1/04	24.57%
Class C	2.83%
(4/1/05 inception)
Russell Mid-Cap Value Index from 4/1/05	10.43%
Class I	2.99%
(6/27/05 inception)
Russell Mid-Cap Value Index from 6/27/05	6.37%

% of Total
Economic Sectors	Investments
Consumer Discretionary	35.1%
Consumer Staples	3.7%
Financial Services	33.8%
Health Care	17.1%
Producer Durables	8.3%
Technology	2.0%
Total	100%

Ten Largest	% of Net
Stock Holdings	Assets
Brink's Co.	5.6%
Lincare Holdings, Inc.	4.8%
MBIA, Inc.	4.3%
Omnicare, Inc.	4.1%
Sybron Dental Specialties, Inc.	3.7%
Black & Decker Corp.	3.6%
Affiliated Managers Group, Inc.	3.5%
Markel Corp.	3.5%
Meredith Corp.	3.4%
McClatchy Co.	3.3%
Total	39.8%

Mid Cap Value Fund Statistics
September 30, 2005
Average Annual Total Returns
(with max. load)

Class A Shares
One year	8.95%
(10/1/04)
Class C Shares
Since Inception	1.83%
(4/1/05)
Class I Shares
Since Inception	2.99%
(6/27/05)

Mid Cap Value
Fund Statistics
September 30, 2005
Average Annual Total Returns
(with max. load)

Class C Shares
One year	1.38%
Five year	(3.11%)
Ten year	7.17%
Class I Shares*
One year	4.09%
Five year	(1.23%)
Since inception	9.52%
(3/1/99)

Performance Comparison

Comparison of change in value of $10,000 investment. (Source: Lipper Analytical Services, Inc.)

Average annual total returns in the Portfolio Statistics and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's Class A maximum front-end sales charge of 4.75%. No sales charge has been applied to the index used for comparison. The value of an investment in Class A shares is plotted in the line graph. The value of an investment in another class of shares would be different. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2005 to September 30, 2005).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period**
Small Cap Value	4/1/05	9/30/05	4/1/05 - 9/30/05
Class A
Actual	$1,000.00	$1,021.50	$8.56
Hypothetical	$1,000.00	$1,016.60	$8.54
(5% return per
year before expenses)
Class C
Actual	$1,000.00	$1,024.80	$13.65
Hypothetical	$1,000.00	$1,011.58	$13.56
(5% return per
year before expenses)
Class I*
Actual	$1,000.00	$1,104.20	$4.85
Hypothetical	$1,000.00	$1,020.46	$4.66
(5% return per
year before expenses)

*Inception date 4/29/05

**Expenses are equal to the Fund's annualized expense ratio of 1.69%, 2.69%, and 0.92% for Class A, Class C and Class I respectively, multiplied by the average account value over the period, multiplied by 183/365.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period****
Mid Cap Value	4/1/05	9/30/05	4/1/05 - 9/30/05
Class A
Actual	$1,000.00	$1,028.80	$8.09
Hypothetical	$1,000.00	$1,017.10	$8.04
(5% return per
year before expenses)
Class C
Actual	$1,000.00	$1,028.30	$13.17
Hypothetical	$1,000.00	$1,012.08	$13.06
(5% return per
year before expenses)

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period****
Mid Cap Value	4/1/05	9/30/05	4/1/05 - 9/30/05
Class I***
Actual	$1,000.00	$1,029.90	$4.38
Hypothetical	$1,000.00	$1,020.76	$4.36
(5% return per
year before expenses)

***Inception date 6/27/05

****Expenses are equal to the Fund's annualized expense ratio of 1.59%, 2.59%, and 0.86% for Class A, Class C and Class I, respectively, multiplied by the average account value over the period, multiplied by 183/365.

Report of Independent Registered Public Accounting Firm

The Board of Directors of The Calvert Impact Fund, Inc. and Shareholders of Calvert Small Cap Value Fund and the Calvert Mid Cap Value Fund:

We have audited the accompanying statements of assets and liabilities of the Calvert Small Cap Value Fund and the Calvert Mid Cap Value Fund, each a series of the Calvert Impact Fund, Inc., including the portfolios of investments, as of September 30, 2005, and the related statements of operations, statements of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2005, by correspondence with the custodian and broker. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Small Cap Value Fund and the Calvert Mid Cap Value Fund as of September 30, 2005 and the results of their operations, the changes in their net assets, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Philadelphia, PA

November 17, 2005

Small Cap Value Fund
Schedule of Investments
September 30, 2005

Equity Securities - 98.0%	Shares	Value
Advertising Agencies - 3.7%
Advo, Inc.	25,000	$782,250

Auto Parts - After Market - 2.0%
Commercial Vehicle Group, Inc.*	19,600	410,424

Banks - Outside New York City - 4.3%
Glacier Bancorp, Inc.	29,300	904,491

Chemicals - 1.8%
Airgas, Inc.	12,500	370,375

Communications Technology - 2.2%
Anixter International, Inc.	11,600	467,828

Computer - Services, Software & Systems - 4.8%
Dendrite International, Inc.*	50,100	1,006,509

Consumer Products - 7.5%
American Greetings Corp.	20,900	572,660
Matthews International Corp.	16,000	604,640
Spectrum Brands, Inc.*	17,100	402,705
		1,580,005

Diversified Financial Services - 4.5%
Bisys Group, Inc.*	35,300	474,079
Jones Lang LaSalle, Inc.	10,100	465,206
		939,285

Diversified Materials & Processing - 3.5%
Acuity Brands, Inc.	24,700	732,849

Education Services - 3.1%
Corinthian Colleges, Inc.*	48,900	648,903

Financial Data Processing Services - 4.4%
Fair Isaac Corp.	8,400	376,320
Jack Henry & Associates, Inc.	27,900	541,260
		917,580

Foods - 3.7%
Lance, Inc.	44,500	776,970

Healthcare Services - 3.7%
Apria Healthcare Group, Inc.*	24,200	772,222

Insurance - Multi-Line - 9.2%
Assured Guaranty Ltd.	23,000	550,390

Equity Securities - Cont'd	Shares	Value
Insurance - Multi-Line - Cont'd
Hilb, Rogal, & Hobbs Co.	20,400	$761,328
Markel Corp.*	1,900	627,950
		1,939,668

Investment Management Companies - 5.1%
Affiliated Managers Group, Inc.*	8,600	622,812
Waddell & Reed Financial, Inc.	23,100	447,216
		1,070,028

Medical & Dental - Instruments & Supplies - 8.1%
Invacare Corp.	15,100	629,217
Sybron Dental Specialties, Inc.*	25,700	1,068,606
		1,697,823

Office Furniture & Business Equipment - 1.8%
Steelcase, Inc.	26,800	387,528

Publishing - Miscellaneous - 4.7%
Banta Corp.	19,400	987,266

Publishing - Newspapers - 2.9%
Journal Register Co.	37,200	601,896

Radio & Television Broadcasters - 6.8%
Entercom Communications Corp.*	19,600	619,164
Radio One, Inc., Class D*	61,800	812,670
		1,431,834

Restaurants - 2.9%
Ruby Tuesday, Inc.	27,800	604,928

Retail - 0.7%
Saks, Inc.*	7,900	146,150

Services - Commercial - 2.2%
Brink's Co.	11,500	472,190

Telecommunications Equipment - 1.6%
Andrew Corp.*	30,900	344,535

Textile Products - 2.8%
Interface, Inc.*	71,900	593,894

Total Equity Securities (Cost $20,028,883)		20,587,431

TOTAL INVESTMENTS (Cost $20,028,883) - 98.0%		20,587,431
Other assets and liabilities, net - 2.0%		425,727
Net Assets - 100%		$21,013,158

* Non-income producing security.

See notes to financial statements.

Mid Cap Value Fund
Schedule of Investments
September 30, 2005

Equity Securities - 93.8%	Shares	Value
Advertising Agencies - 4.2%
Harte-Hanks, Inc.	18,600	$491,598
Omnicom Group, Inc.	4,200	351,246
		842,844

Banks - Outside New York City - 2.0%
Marshall & Ilsley Corp.	9,400	408,994

Computer - Services, Software & Systems - 1.9%
Dendrite International, Inc.*	18,900	379,701

Consumer Products - 1.7%
Spectrum Brands, Inc.*	14,700	346,185

Drug & Grocery Store Chains - 2.0%
CVS Corp.	13,500	391,635

Financial Data Processing Services - 5.9%
Fair Isaac Corp.	12,200	546,560
Jack Henry & Associates, Inc.	33,100	642,140
		1,188,700

Financial Information Services - 2.9%
D & B Corp.*	8,900	586,243

Financial Miscellaneous - 4.3%
MBIA, Inc.	14,100	854,742

Foods - 1.5%
H.J. Heinz Co.	8,500	310,590

Healthcare Management Services - 1.4%
IMS Health, Inc.	11,100	279,387

Healthcare Services - 8.9%
Lincare Holdings, Inc.*	23,700	972,885
Omnicare, Inc.	14,500	815,335
		1,788,220

Household Equipment & Products - 3.6%
Black & Decker Corp.	8,800	722,392

Insurance - Multi-Line - 6.1%
Assured Guaranty Ltd.	22,200	531,246
Markel Corp.*	2,100	694,050
		1,225,296

Equity Securities - Cont'd	Shares	Value
Investment Management Companies - 8.0%
Affiliated Managers Group, Inc.*	9,800	$709,716
Eaton Vance Corp.	11,700	290,394
T. Rowe Price Group, Inc.	9,300	607,290
		1,607,400

Medical & Dental - Instruments & Supplies - 5.7%
Invacare Corp.	9,700	404,199
Sybron Dental Specialties, Inc.*	17,900	744,282
		1,148,481

Miscellaneous Equipment - 2.9%
W.W. Grainger, Inc.	9,400	591,448

Office Furniture & Business Equipment - 2.4%
Steelcase, Inc.	33,400	482,964

Publishing - Miscellaneous - 3.4%
Meredith Corp.	13,700	683,493

Publishing - Newspapers - 3.3%
McClatchy Co.	10,200	665,346

Radio & Television Broadcasters - 2.1%
Entercom Communications Corp.*	13,600	429,624

Restaurants - 1.1%
Ruby Tuesday, Inc.	9,800	213,248

Retail - 2.5%
Saks, Inc.*	26,900	497,650

Securities Brokers & Services - 2.5%
Legg Mason, Inc.	4,500	493,605

Services - Commercial - 11.1%
Brink's Co.	27,400	1,125,044
Manpower, Inc.	13,100	581,509
Sabre Holdings Corp.	25,300	513,084
		2,219,637

Telecommunications Equipment - 2.4%
Andrew Corp.*	44,000	490,600

Total Equity Securities (Cost $18,217,361)		18,848,425

Total Investments (Cost $18,217,361) - 93.8%		18,848,425
Other assets and liabilities, net - 6.2%		1,241,232
Net Assets - 100%		$20,089,657

*Non-income producing security.

See notes to financial statements.

Statements of Assets and Liabilities
September 30, 2005

	Small Cap	Mid Cap
Assets	Value Fund	Value Fund
Investments in securities, at value
(Cost $20,028,883 and $18,217,361, respectively) -
see accompanying schedules	$20,587,431	$18,848,425
Cash	982,197	2,069,838
Receivable for securities sold	--	666,770
Receivable for shares sold	78,593	318,455
Interest and dividends receivable	3,225	10,040
Other assets	22,456	22,414
Total assets	21,673,902	21,935,942

Liabilities
Payable for securities purchased	611,506	1,796,987
Payable for shares redeemed	3,246	5,147
Payable to Calvert Asset Management Co., Inc.	20,706	17,473
Payable to Calvert Administrative Services Company	3,939	3,941
Payable to Calvert Shareholder Services, Inc.	927	1,662
Payable to Calvert Distributors, Inc.	3,900	4,135
Accrued expenses and other liabilities	16,520	16,940
Total liabilities	660,744	1,846,285
Net Assets	$21,013,158	$20,089,657

Net Assets Consist of:
Paid in capital applicable to the following shares of common stock with 250,000,000 of $0.01 par value shares authorized:
Small Cap Value:
Class A: 1,179,366 shares outstanding	$18,615,696
Class C: 12,620 shares outstanding	197,742
Class I: 107,887 shares outstanding	1,705,925
Mid Cap Value:
Class A: 1,128,166 shares outstanding		$18,476,937
Class C: 22,343 shares outstanding		373,666
Class I: 20,105 shares outstanding		346,154
Accumulated net realized gain (loss) on investments	(64,753)	261,836
Net unrealized appreciation (depreciation) on investments	558,548	631,064

Net Assets	$21,013,158	$20,089,657

Net Asset Value Per Share:
Small Cap Value:
Class A (based on net assets of $19,060,236)	$16.16
Class C (based on net assets of $203,058)	$16.09
Class I (based on net assets of $1,749,864)	$16.22
Mid Cap Value:
Class A (based on net assets of $19,362,069)		$17.16
Class C (based on net assets of $381,817)		$17.09
Class I (based on net assets of $345,771)		$17.20

See notes to financial statements.

Statements of Operations

Year ended September 30, 2005

	Small Cap	Mid Cap
Net Investment Income	Value Fund	Value Fund
Investment Income:
Dividend income	$69,841	$74,460
Total investment income	69,841	74,460

Expenses:
Investment advisory fees	76,437	69,244
Transfer agency fees and expenses	50,979	59,160
Administrative fees	24,882	26,549
Distribution Plan expenses:
Class A	24,366	26,235
Class C	471	1,036
Directors' fees and expenses	1,486	978
Custodian fees	17,224	16,250
Registration fees	39,349	38,539
Reports to shareholders	3,366	3,596
Professional fees	14,125	14,163
Accounting fees	2,500	2,666
Miscellaneous	1,529	1,278
Total expenses	256,714	259,694
Reimbursement from Advisor:
Class A	(57,744)	(62,831)
Class C	(8,708)	(8,866)
Class I	(9,075)	(7,240)
Fees paid indirectly	(11,541)	(10,744)
Net expenses	169,646	170,013

Net Investment Income (Loss)	(99,805)	(95,553)

Realized and Unrealized
Gain (Loss) on Investments
Net realized gain (loss)	35,052	357,389
Change in unrealized appreciation or (depreciation)	558,548	631,064

Net Realized and Unrealized
Gain (Loss) on Investments	593,600	988,453

Increase (Decrease) in Net Assets
Resulting From Operations	$493,795	$892,900

See notes to financial statements.

Small Cap Value Fund
Statement of Changes in Net Assets

Year Ended
September 30,
Increase (Decrease) in Net Assets	2005
Operations:
Net investment income (loss)	($99,805)
Net realized gain (loss) on investments	35,052
Change in unrealized appreciation (depreciation)	558,548

Increase (Decrease) in Net Assets
Resulting From Operations	493,795

Capital share transactions:
Shares sold:
Class A Shares	21,088,373
Class C Shares	219,585
Class I Shares	1,712,130
Redemption fees:
Class A Shares	34
Shares redeemed:
Class A Shares	(2,472,711)
Class C Shares	(21,843)
Class I Shares	(6,205)
Total capital share transactions	20,519,363

Total Increase (Decrease) in Net Assets	21,013,158

Net Assets
Beginning of year	--
End of year	$21,013,158

Capital Share Activity
Shares sold:
Class A Shares	1,337,526
Class C Shares	13,965
Class I Shares	108,276
Shares redeemed:
Class A Shares	(158,160)
Class C Shares	(1,345)
Class I Shares	(389)
Total capital share activity	1,299,873

See notes to financial statements.

Mid Cap Value Fund
Statement of Changes in Net Assets

Year Ended
September 30,
Increase (Decrease) in Net Assets	2005
Operations:
Net investment income (loss)	($95,553)
Net realized gain (loss) on investments	357,389
Change in unrealized appreciation (depreciation)	631,064

Increase (Decrease) in Net Assets
Resulting From Operations	892,900

Capital share transactions:
Shares sold:
Class A Shares	20,030,048
Class C Shares	395,304
Class I Shares	349,476
Redemption fees:
Class A Shares	50
Shares redeemed:
Class A Shares	(1,553,161)
Class C Shares	(21,638)
Class I Shares	(3,322)
Total capital share transactions	19,196,757

Total Increase (Decrease) in Net Assets	20,089,657

Net Assets
Beginning of year	--
End of year	$20,089,657

Capital Share Activity
Shares sold:
Class A Shares	1,220,989
Class C Shares	23,593
Class I Shares	20,297
Shares redeemed:
Class A Shares	(92,823)
Class C Shares	(1,250)
Class I Shares	(192)
Total capital share activity	1,170,614

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: The Calvert Small Cap Value Fund, and Calvert Mid Cap Value Fund, each a series of Calvert Impact Fund, Inc. (the "Fund"), are registered under the Investment Company Act of 1940 as diversified, open-end management investment companies. The operation of each series is accounted for separately. The Small Cap Value and Mid Cap Value Funds began operations on October 1, 2004 and each offers Class A, Class C and Class I shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class C shares of Small Cap Value and Mid Cap Value began operations on April 1, 2005. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class C shares have higher levels of expenses than Class A shares. Class I shares of Small Cap Value and Mid Cap Value began operations on April 29, 2005 and June 27, 2005, respectively. Class I shares have no front-end or deferred sales charge. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges, and (c) class-specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At September 30, 2005, no securities were fair valued in good faith under the direction of the Board of Directors.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within five days for Class I shares). The redemption fee is paid to the Fund, and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. These credits are used to reduce the Fund's expenses. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by Ameritas Acacia Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .75% and .65% of the average daily net assets for Small Cap Value and Mid Cap Value, respectively.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2006. For the purposes of these expense limits, operating expenses do not include interest expense, brokerage commissions, taxes, or extraordinary expenses. To the extent that any expense offset credits are earned, the Advisor's obligation under the contractual limitation is reduced and the Advisor benefits from the expense offset arrangement.

The contractual expense caps are as follows:

	Class A	Class C	Class I
Small Cap Value	1.69%	2.69%	0.92%
Mid Cap Value	1.59%	2.59%	0.86%

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .25% for Class A and Class C shares and .10% for Class I shares based on the average daily net assets of each Fund.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by the Funds, allow the Funds to pay the Distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed .35% and 1.00% annually of average daily net assets of each Fund's Class A and Class C shares, respectively. Class I shares do not have Distribution Plan expenses.

The Distributor received $21,727 and $39,132 as its portion of the commissions charged on sales of Small Cap Value and Mid Cap Value Class A shares, respectively, for the year ended September 30, 2005.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Fund. For its services, CSSI received a fee of $8,452 and $15,460 for the year ended September 30, 2005 for Small Cap Value and Mid Cap Value, respectively. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

The Fund may invest in Community Investment Notes issued by the Calvert Social Investment Foundation (the "CSI Foundation"). The CSI Foundation is a 501(c)(3) non-profit organization that receives in-kind support from the Calvert Group, Ltd. and its subsidiaries. The Fund has received from the Securities and Exchange Commission an exemptive order permitting the Fund to make investments in these notes under certain conditions.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives an annual fee of $6,000 plus $1,000 for each meeting attended. Director's fees are allocated to each of the funds served.

Note C -- Investment Activity

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were:

	Small Cap Value	Mid Cap Value
Purchases	$24,128,990	$23,780,653
Sales	4,135,159	5,920,681

The following tables present the cost of investments owned at September 30, 2005 for federal income tax purposes, and the components of net unrealized appreciation (depreciation) at September 30, 2005.

		Net Unrealized
	Federal Tax	Appreciation	Unrealized	Unrealized
	Cost	(Depreciation)	Appreciation	(Depreciation)
Small Cap Value	$20,106,092	$481,339	$1,205,747	($724,408)
Mid Cap Value	18,256,301	592,124	1,057,265	(465,141)

As of September 30, 2005, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

	Small Cap Value	Mid Cap Value
Undistributed ordinary income	$12,456	$300,776
Unrealized appreciation (depreciation)	481,339	592,124
Total	$493,795	$892,900

Reclassifications, as shown in the table below, have been made to the Funds' components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. The primary permanent difference causing such reclassifications is due to the disallowance of net operating losses for Small Cap Value and Mid Cap Value.

	Small Cap Value	Mid Cap Value
Undistributed net investment income	$99,805	$95,553
Accumulated net realized gain (loss)	(99,805)	(95,553)

The difference between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets is primarily due to wash sales for Small Cap Value and Mid Cap Value.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, the CVS Calvert Social Balanced Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds.

The Funds had no borrowings under the agreement during the year ended September 30, 2005.

Small Cap Value Fund
Financial Highlights

Year Ended
September 30,
Class A Shares	2005 #(z)
Net asset value, beginning	$15.00
Income from investment operations
Net investment income	(.15)
Net realized and unrealized gain (loss)	1.31
Total from investment operations	1.16
Total increase (decrease) in net asset value	1.16
Net asset value, ending	$16.16

Total return*	7.73%
Ratios to average net assets: A
Net investment income	(1.01%) (a)
Total expenses	2.40% (a)
Expenses before offsets	1.80% (a)
Net expenses	1.69% (a)
Portfolio turnover	39%
Net assets, ending (in thousands)	$19,060

Period Ended
September 30,
Class C Shares	2005 ## (z)
Net asset value, beginning	$15.70
Income from investment operations
Net investment income	(.13)
Net realized and unrealized gain (loss)	.52
Total from investment operations	.39
Total increase (decrease) in net asset value	.39
Net asset value, ending	$16.09

Total return*	2.48%
Ratios to average net assets: A
Net investment income	(2.04%) (a)
Total expenses	21.28% (a)
Expenses before offsets	2.80% (a)
Net expenses	2.69% (a)
Portfolio turnover	24%
Net assets, ending (in thousands)	$203

Small Cap Value Fund
Financial Highlights

Period Ended
September 30,
Class I Shares	2005###(z)
Net asset value, beginning	$14.69
Income from investment operations
Net investment income	(.01)
Net realized and unrealized gain (loss)	1.54
Total from investment operations	1.53
Total increase (decrease) in net asset value	1.53
Net asset value, ending	$16.22

Total return*	10.42%
Ratios to average net assets: A
Net investment income	(.21%) (a)
Total expenses	3.31% (a)
Expenses before offsets	1.03% (a)
Net expenses	.92% (a)
Portfolio turnover	21%
Net assets, ending (in thousands)	$1,750

Mid Cap Value Fund
Financial Highlights

Year Ended,
September 30,
Class A Shares	2005#(z)
Net asset value, beginning	$15.00
Income from investment operations
Net investment income	(.14)
Net realized and unrealized gain (loss)	2.30
Total from investment operations	2.16
Total increase (decrease) in net asset value	2.16
Net asset value, ending	$17.16

Total return*	14.40%
Ratios to average net assets: A
Net investment income	(.89%) (a)
Total expenses	2.29% (a)
Expenses before offsets	1.69% (a)
Net expenses	1.59% (a)
Portfolio turnover	55%
Net assets, ending (in thousands)	$19,362

Period Ended,
September 30,
Class C Shares	2005##(z)
Net asset value, beginning	$16.62
Income from investment operations
Net investment income	(.13)
Net realized and unrealized gain (loss)	.60
Total from investment operations	.47
Total increase (decrease) in net asset value	.47
Net asset value, ending	$17.09

Total return*	2.83%
Ratios to average net assets: A
Net investment income	(1.86%) (a)
Total expenses	11.25% (a)
Expenses before offsets	2.69% (a)
Net expenses	2.59% (a)
Portfolio turnover	34%
Net assets, ending (in thousands)	$382

Mid Cap Value Fund
Financial Highlights

Period Ended,
September 30,
Class I Shares	2005####(z)
Net asset value, beginning	$16.70
Income from investment operations
Net investment income	(.01)
Net realized and unrealized gain (loss)	.51
Total from investment operations	.50
Total increase (decrease) in net asset value	.50
Net asset value, ending	$17.20

Total return*	2.99%
Ratios to average net assets: A
Net investment income	(.17%) (a)
Total expenses	14.06% (a)
Expenses before offsets	.96% (a)
Net expenses	.86% (a)
Portfolio turnover	28%
Net assets, ending (in thousands)	$346

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

# From October 1, 2004 inception.

## From April 1, 2005 inception.

### From April 29, 2005 inception.

#### From June 27, 2005 inception.

* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

(a) Annualized.

(z) Per share figures are calculated using the Average Shares Method.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Board's Approval of Investment Advisory Contract

On July 20, 2004, the Board of Directors and by a separate vote, the disinterested Directors, voted to approve the Investment Advisory Agreement between Calvert Asset Management Company, Inc. (the "Advisor") and the Calvert Impact Fund, Inc. with respect to the Small Cap Value Fund and the Mid Cap Value Fund (each a "Fund" and collectively, the "Funds").

In evaluating the Investment Advisory Agreement with respect to each Fund, the Board of Directors considered a variety of information relating to the Fund and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services to be provided to the Fund by the Advisor and its affiliates. The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the approval of the Investment Advisory Agreement with respect to each Fund. Prior to voting, the disinterested Directors reviewed the proposed Investment Advisory Agreement with respect to each Fund with management and also met in a private session with their counsel at which no representatives of management were present.

In the course of their deliberations regarding the Investment Advisory Agreement with respect to each Fund, the Directors considered the following factors, among other things: the nature, extent and quality of the services to be provided by the Advisor including the personnel providing such services and the Advisor's operations; the Advisor's financial condition; the level and method of computing each Fund's proposed advisory fee; the Advisor's performance with comparable funds; fee, expense and performance information for comparable funds; the profitability of the Calvert Group of Funds to the Advisor; the proposed allocation of each Fund's brokerage, including the Advisor's process for monitoring "best execution"; the direct and indirect benefits, if any, to be derived by the Advisor from the relationship with the Fund; the effect of the Fund's growth and size on the Fund's performance and expenses; the affiliated distributor's process for monitoring sales load breakpoints; the Advisor's compliance programs and policies, including those related to personal investing, anti-money laundering and disclosure of portfolio holdings; the Advisor's policies and procedures regarding the prevention of market timing and late trading; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services to be provided by the Advisor under the Investment Advisory Agreement with respect to each Fund, the Board of Directors considered information provided by the Advisor relating to its operations and personnel, including, among other things, information on the Advisor's supervisory and professional staff. The Directors also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Directors' familiarity with management through Board of Directors' meetings, discussions and other reports. The Directors considered the Advisor's management style and its performance with other funds in the Calvert Group of Funds, noting that the Board reviews on a quarterly basis detailed information about the funds' performance results. The Directors considered the Advisor's current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers to the Funds, were also considered. The Board of Directors considered the Advisor's effectiveness in monitoring the performance of subadvisors. The Directors concluded that they were satisfied with the nature, extent and quality of services to be provided to each Fund under the Investment Advisory Agreement.

In considering each Fund's estimated fees and expenses, the Board of Directors compared each Fund's anticipated fees and total expense ratio with various comparative data for certain funds deemed to be comparable to that Fund by the Advisor. Among other things, the data indicated that each Fund's proposed management fee (which reflects both the proposed advisory fee and administrative service fee) was within the range of the management fees of the other comparable funds selected by the Advisor for that Fund and that each Fund's estimated total expenses (net of expense limitation) were within the range of the total expense ratios of such comparable funds. The Directors also took into account the Advisor's initial undertaking to maintain expense limitations for the Funds. Based upon their review, the Board of Directors determined that the proposed advisory fee with respect to each Fund was reasonable in view of the quality of services to be received and the other factors considered.

The Directors reviewed the estimated profitability of the Advisor's relationship with each Fund. The Directors also took into account the Advisor's initial undertakings to maintain expense limitations for each Fund. The Directors also considered that the Advisor will derive reputational and other indirect benefits. The Directors also considered whether the Advisor had the financial wherewithal to provide a high level of services to the Funds. In reviewing the overall anticipated profitability of the Funds to the Advisor, the Board also considered the fact that affiliates will provide shareholder servicing and administrative services to the Funds for which they will receive compensation. Based upon their review, the Directors concluded that the Advisor's anticipated level of profitability from its relationship with each Fund was reasonable.

The Board considered the effect of each Fund's potential growth and size on its performance and fees. Although each Fund's proposed advisory fee currently does not have a breakpoint that reduces the fee rate on assets above specified levels, the Board noted that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than certain other expenses.

In approving the Investment Advisory Agreement with respect to each Fund, the Board of Directors, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

Conclusions

The Directors reached the following conclusions regarding the Investment Advisory Agreement with respect to each Fund, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains an appropriate compliance program; and (c) the Fund's proposed advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Advisor. Based on their conclusions, the Directors determined that approval of the Investment Advisory Agreement with respect to each Fund would be in the interests of the respective Fund and its shareholders.

Sub-Advisory Agreement

The Board of Directors, and by a separate vote, the disinterested Directors, approved the Investment Sub-Advisory Agreement with Channing Capital Management, LLC ( the "Subadvisor") with respect to each Fund on July 20, 2004.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the approval of the Investment Sub-Advisory Agreement with respect to each Fund. Prior to voting, the disinterested Directors reviewed the proposed Investment Sub-Advisory Agreement with management and also met in a private session with their counsel at which no representatives of management were present.

In evaluating the Investment Sub-Advisory Agreement with respect to each Fund, the disinterested Directors reviewed information provided by CAMCO and the Subadvisor relating to the Subadvisor's operations, personnel, investment philosophy, strategies and techniques. Among other things, CAMCO and the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for the Subadvisor, and descriptions of the Subadvisor's investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board of Directors approved the Investment Sub-Advisory Agreement between the Subadvisor and the Advisor with respect to each Fund based on a number of factors relating to the Subadvisor's ability to perform under the Investment Sub-Advisory Agreement. In the course of their deliberations, the Directors evaluated, among other things: the nature, extent and the quality of the services to be rendered by the Subadvisor; the Subadvisor's management style and its portfolio management's long-term performance record; the Subadvisor's current level of staffing and its overall resources; the qualifications and experience of the Subadvisor's personnel; the Subadvisor's financial condition with respect to its ability to perform the services required under the Investment Sub-Advisory Agreement; the Subadvisor's compliance systems including those related to personal investing; and any disciplinary history. Based upon their review, the Directors concluded that they were satisfied with the nature, extent and quality of services to be provided to each Fund under the proposed Investment Sub-Advisory Agreement.

The Board noted that the Subadvisor is a newly formed investment management firm that, consequently, does not have any performance history. The Board took into account management's discussion of the long-term performance record of a comparable fund managed by the portfolio manager to the Funds during the period of his tenure as portfolio manager at such other fund. The Board noted that during his tenure there (January 1990 through October 2002), the five-year returns produced consistently high-ranking returns over the last three-fourths of this period, outperforming the Russell Mid Cap Value Index. Since 1998, the three-year returns have generally also been consistently above those of the Index.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with each Fund, the Directors noted that the fees under the Investment Sub-Advisory Agreement with respect to each Fund are paid by the Advisor out of the advisory fees that the Advisor receives under the Investment Advisory Agreement. The Directors also relied on the ability of the Advisor to negotiate the Investment Sub-Advisory Agreement and the fees thereunder at arm's length. The Directors also took into account the Subadvisor's initial undertaking to waive a portion of its sub-advisory fee. The Board also noted management's discussion of each Fund's proposed sub-advisory fee and that the sub-advisory fee for each Fund was at the lower end of the range of most sub-advisory fees for funds of its respective investment classification. Based upon their review, the Board of Directors determined that the sub-advisory fee with respect to each Fund was reasonable. For each of the above reasons, the profitability to the Subadvisor of its relationship with the Fund was not a material factor in the Directors' deliberations. For similar reasons, the Directors did not consider the potential economies of scale in the Subadvisor's management of the Fund to be a material factor in their consideration at this time, although it was noted that the proposed sub-advisory fees for the Funds contains breakpoints that reduce the fee rate on assets above specified levels.

In approving the Investment Sub-Advisory Agreement with respect to each Fund, the Board of Directors, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

Conclusions

The Board of Directors reached the following conclusions regarding the Sub-Advisory Agreement with respect to each Fund, among others: (a) the Subadvisor is qualified to manage the Fund's assets in accordance with its investment objectives and policies; (b) the Subadvisor maintains an appropriate compliance program; (c) the Subadvisor's investment strategies are appropriate for pursuing the investment objectives of the Fund; (d) the Subadvisor is likely to execute its investment strategies consistently over time; and (e) the proposed sub-advisory fees to be paid to the Subadvisor are reasonable in relation to those of similar funds and to the services to be provided by the Subadvisor. Based on their conclusions, the Board of Directors determined that approval of the Investment Sub-Advisory Agreement with respect to each Fund would be in the interests of the respective Fund and its shareholders.

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(Not Applicable to Officers)
	Position	Position		# of Calvert
Name &	with	Start	Principal Occupation	Portfolios	Other
Date of Birth	Fund	Date	During Last 5 Years	Overseen	Directorships
INDEPENDENT DIRECTORS
REBECCA ADAMSON AGE: 56	Director	2000	President of the national non-profit, First Nations Financial Project. Founded by her in 1980, First Nations is the only American Indian alternative development institute in the country.	12	Tom's of Maine Calvert Foundation
MILES DOUGLAS HARPER, III AGE: 43	Director	2000	Partner, Gainer Donnelly & Desroches (public accounting firm) since January 1999.	3	Bridgeway Funds (11)
JOY V. JONES AGE: 55	Director	2000	Attorney and entertainment manager in New York City.	12	Chair, Advisory Board of Lienhard School of Nursing, Pace University Director, The Twenty-First Century Foundation
INTERESTED DIRECTORS
BARBARA J. KRUMSIEK AGE: 53	Director, Chair & President	2000	President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	40	Calvert Foundation
D. WAYNE SILBY, Esq. AGE: 57	Director	2000	Mr. Silby is Chairman of GroupServe Foundation, a software company focused on collaborative tools for non-profit groups. He was an officer and director of Silby, Guffey and Co., Inc., a venture capital firm. (inactive as of 2003)	26	Ameritas Acacia Mutual Holding Company Calvert Foundation Grameen Foundation USA GroupServe Foundation
OFFICERS
KAREN BECKER Age: 52	Chief Compliance Officer	2005	Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.
SUSAN WALKER BENDER, Esq. AGE: 46	Assistant Vice President & Assistant Secretary	2000	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
IVY WAFFORD DUKE, Esq. AGE: 37	Assistant Vice President & Assistant Secretary	2000	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
STEVEN A. FALCI AGE: 46	Vice President	2003	Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2003, Mr. Falci was SVP and Senior Portfolio Manager at Principal Mellon Equity Associates.
TRACI L. GOLDT AGE: 32	Assistant Secretary	2004	Executive Assistant to General Counsel, Calvert Group, Ltd. Prior to joining Calvert in 2001, Ms. Goldt was Senior Project Manager for Backwire.com, and Project Manager for marchFIRST.
DANIEL K. HAYES AGE: 55	Vice President	2000	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA AGE: 40	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. AGE: 35	Assistant Vice President & Assistant Secretary	2002

Assistant Vice President and Associate General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2003, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo, and also with Kirkpatrick & Lockhart.

JANE B. MAXWELL Esq. AGE: 53	Assistant Secretary	2005	Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester, LLP.
CATHERINE P. ROY AGE: 49	Vice President	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 58	Vice President & Secretary	2000	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
RONALD M. WOLFSHEIMER, CPA AGE: 53	Treasurer	2000	Senior Vice President and Chief Financial Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA AGE: 44	Fund Controller	2000	Director of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby's address is 1715 18th Street, N.W., Washington, DC 20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's advisor and its affiliates. Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund's advisor.

Additional information about the Fund's Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

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Calvert Impact Fund, Inc.
Small Cap Value Fund
Mid Cap Value Fund

To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o BFDS
330 West 9th Street
Kansas City, MO 64105

Web Site
http://www.calvert.com

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to
prospective investors unless preceded or accompanied by a prospectus.

Calvert's Family of Funds

Tax-Exempt
Money Market Funds
CTFR Money Market Portfolio

Taxable
Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Municipal Funds
CTFR Limited-Term Portfolio
CTFR Long-Term Portfolio
CTFR Vermont Municipal Portfolio
National Muni. Intermediate Fund
California Limited-Term Municipal Fund

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund

Equity Funds
CSIF Enhanced Equity Portfolio
CSIF Equity Portfolio
Calvert Large Cap Growth Fund
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
Calvert Social Index Fund
Calvert Small Cap Value Fund
Calvert Mid Cap Value Fund

Balanced and Asset Allocation Funds
CSIF Balanced Portfolio
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund

printed on recycled paper using soy-based inks


Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer and principal financial officer (also referred to as "principal accounting officer").

(b) No information need be disclosed under this paragraph.

(c) The registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e) Not applicable.

(f) The registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Directors has determined that Miles Harper, an "independent" Director serving on the registrant's audit committee, is an "audit committee financial expert," as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

Services fees paid to auditing firm:
	Fiscal Year ended 9/30/05		Fiscal Year ended 9/30/04
	$	%*	$	% *

(a) Audit Fees	$36,850		$13,750
(b) Audit-Related Fees	$0	0%	$0	0%
(c) Tax Fees (tax return preparation and filing for the registrant)	$7,920	0%	$5,060	0%
(d) All Other Fees	$0	0%	$0	0%

Total	$44,770	0%	$18,810	0%

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee's requirement to pre-approve)

(e) Audit Committee pre-approval policies and procedures:

The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors. The Committee may delegate its authority to pre-approve certain matters to one or more of its members. In this regard, the Committee has delegated authority jointly to the Audit Committee Chair together with another Committee member with respect to non-audit services not exceeding $25,000 in each instance. In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment advisor in each instance.

(f) Not applicable.

(g) Aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

Fiscal Year ended 9/30/05		Fiscal Year ended 9/30/04
$	%*	$	% *
$21,000	0%*	$0	0%*

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee's requirement to pre-approve)

(h) The registrant's Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c) (7)(ii) of Rule 2-01 of Reg. S-X is compatible with maintaining the principal accountant's independence and found that the provision of such services is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors since last disclosure in response to this Item on registrant's Form N-CSR for the period ending March 31, 2005.

Item 11. Controls and Procedures.

(a) The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) A copy of the Registrant's Code of Ethics.

Attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3) Not applicable.

(b) A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT IMPACT FUND, INC.

By:	/s/ Barbara J. Krumsiek
Barbara J. Krumsiek
President -- Principal Executive Officer

Date: December 2, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Barbara J. Krumsiek
Barbara J. Krumsiek
President -- Principal Executive Officer

Date: December 2, 2005

/s/ Ronald M. Wolfsheimer
Ronald M. Wolfsheimer
Treasurer -- Principal Financial Officer

Date: December 1, 2005